UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05769

Invesco High Income Trust II
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: February 28
Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “Act”) is as follows:
(b) Not applicable.

Annual Report to Shareholders	February 28, 2026
Invesco High Income Trust II
NYSE:
VLT

2	Management’s Discussion

2	Performance Summary
4	Long-Term Trust Performance
6	Supplemental Information
6	Notice of Important Change
8	Dividend Reinvestment Plan
10	Schedule of Investments
18	Financial Statements
22	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Tax Information
33	Additional Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended February 28, 2026, Invesco High Income Trust II (the Trust), at net asset value (NAV), underperformed its style-specific benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance

Total returns, 2/28/25 to 2/28/26

Trust at NAV	6.86%

Trust at Market Value	9.23

Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index ▼ (Style-Specific Index)	7.18

Market Price Discount to NAV as of 2/28/26	-1.36

Source(s): ▼ RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.
 Since the Trust is a
closed-end
management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust
During the fiscal year fixed income saw positive performance across most asset classes supported by stronger-than-expected growth, moderating inflation, an accommodative US Federal Reserve (Fed) and declining Treasury yields.
 After Liberation Day tariffs were announced, there was a slowdown in growth. After clarity came from meetings between the US administration and countries with tariffs imposed on them, growth reaccelerated while inflation slowed modestly. Contributions from net exports and business fixed investment boosted real Gross Domestic Product. Investments in artificial intelligence and data centers propelled business investment to close out calendar year 2025, however, there was a pullback early in 2026 as investors showed concerns around levels of spending.
 Overall, inflationary pressures subsided in the fourth quarter of 2025, with noteworthy slowing of key components. As of December 2025, twelve-month inflation – as measured by the headline consumer price index (CPI) –was 2.7%, retreating from the 3.0% rate seen in September 2025 and 6.4% below the June 2022 peak.
1
Core CPI inflation slowed to an average of 0.1% in December and for the full calendar year was down to 2.6% from 3.2% in the year prior.
2
 High yield spreads, represented by the Bloomberg U.S. Corporate High Yield 2%
Issuer Capped Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, tightened 111 basis points (bps) from 413 bps through the fiscal year.
BB-rated
bonds returned 3.97% followed by
B-rated
and
CCC-rated.
†
Overall, high yield returned 7.17% for the fiscal year ended February 28, 2026. Likewise, the Trust generated positive returns for the fiscal year, outperforming the style-specific index on a gross basis.
 During the fiscal year, key contributors to the Trust were its security selection within the financials and communication services sectors.
 The Trust’s selection within retailers and gaming and underexposure to
B-rated
securities created a slight drag on relative performance.
†
 One important factor affecting the Trust’s performance relative to its style-specific benchmark was the Trust’s use of financial leverage through bank borrowings. For the fiscal year, the use of leverage contributed to Trust performance. At the close of the fiscal year, leverage accounted for about 28% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.
 We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.
 Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1	Source: Bureau of Economic Analysis, Economy Statement for the Treasury Borrowing Advisory Committee
2 Source: U.S. Bureau of labor Statistics
† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. NR indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodologies, please visit the following NRSRO websites: www.standardandpoors.com and select ‘Understanding Credit Ratings’ under Rating Resources ‘About Ratings’ on the homepage.; https://ratings.moodys.io/ratings and select ‘Understanding Ratings’ on the homepage.; www.fitchratings.com and select ‘Ratings Definitions Criteria’ under ‘Resources’ on the homepage. Then select ‘Rating Definitions’ under ‘Resources’ on the ‘Contents’ menu.

Portfolio manager(s):
Niklas Nordenfelt
Rahim Shad
Philip Susser

2	Invesco High Income Trust II

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

3	Invesco High Income Trust II

Your Trust’s Long-Term Performance
Results of a $10,000 Investment
Trust and index data from 2/29/16

1	Source: RIMES Technologies Corp.
Past performance cannot guarantee future
results.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

4	Invesco High Income Trust II

Average Annual Total Returns
As of 2/28/26
	NAV	Market
10 Years	6.64%	7.89%
5 Years	4.06	5.88
1 Year	6.86	9.23
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5	Invesco High Income Trust II

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 28, 2026, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎
The
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index
is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎
The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Trust’s Governing Documents
At a meeting held on March
9-11,
2026, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Declaration of Trust or Bylaws, as applicable.
The following is a summary of certain of these changes and is qualified in its entirety by the Declaration of Trust and Bylaws. For clarity, the below provisions restate the relevant sentence(s) in their entirety from the amended Declaration of Trust or Bylaws, as applicable; however, not all of the language within the relevant sentence(s) may be new or amended.
This information may not reflect all of the changes that have occurred since you purchased shares of the Trust.

Declaration of Trust
The Trust’s Declaration of Trust was amended to provide as follows:
∎
In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, relating to, or in connection with, the Governing Instrument, the Trust, any Shares, or any class or series of Shares, including any claim of any nature against the Trust, any Shares, any class or series of Shares, any Trustee, or any officer of the Trust, whether arising under the Governing Instrument, the Delaware Act, or otherwise, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the United States District Court for the District of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws, including the 1933 Act and the 1940 Act.
∎
The Trustees may construe any of the provisions of the Declaration of Trust and/or Bylaws insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Bylaws
The Trust’s Bylaws were amended to provide as follows:
∎
Subject to any applicable requirements or interpretations of the 1940 Act, any meeting, regular or special, may be held in person, by telephone or online, or through other means, so long as all persons participating in the meeting can hear one another, and all such persons shall be deemed to be present in person at such meeting for purposes of the Delaware Act and, to the extent permitted, the 1940 Act.
∎
Notwithstanding anything to the contrary in these Bylaws, the Trustees or the officers of the Trust may determine at any time, including, without limitation, after the calling of any meeting of Shareholders, that any meeting of Shareholders be held solely by means of remote communication or both at a physical location and by means of remote communication. Notwithstanding anything to the contrary in these Bylaws, if it is determined after notice of the meeting has been delivered to Shareholders that participation by Shareholders in the meeting shall or may be conducted by means of remote communication, announcement of such change may be made at any time by press release or any other means as may be permitted or required by applicable law.
∎
At all meetings of the Shareholders, every Record Owner entitled to vote on a matter to be voted on by such Shares shall be entitled to vote on such matter at such meeting either in person or by written proxy signed by the Record Owner or by his duly authorized attorney in fact. A Record Owner may duly authorize such attorney in fact through written or electronic communication.
∎
Subject to any guidelines and procedures that the Trustees or the officers of the Trust may adopt, any meeting at which Shareholders or proxyholders are permitted to participate by means of remote communication shall be conducted in accordance with the following, except to the extent otherwise permitted by the federal securities laws and the rules thereunder applicable to the Trust, including any exemptive, interpretive or other relief (including no-action
relief) or guidance issued by the Commission or the Staff of the Commission:
   – The Trust shall implement reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a Shareholder or proxyholder;
   – The Trust shall implement reasonable measures to provide the Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and
   – In the event any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action shall be maintained by the Trust.
∎
In advance of any meeting of Shareholders, the Trustees, or at any such meeting, the Trustees or the chair of the meeting, may appoint one or more persons to act as Inspectors of Election at the meeting or any adjournment thereof. Unless otherwise instructed by the Trustees, or by the chair of the meeting, the Inspectors of Election shall (a) determine (i) the number of Shares outstanding on the record date and entitled to vote and the number of such Shares represented at the meeting, (ii) the existence of a quorum, and (iii) the authenticity, validity and effect of proxies; (b) receive votes, ballots or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes and consents and determine the results; and (e) take such other actions as may be proper to conduct the

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Income Trust II

election or vote, all in accordance with applicable law.
∎
Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice each Proposed Nominee’s written representation that he or she meets all applicable legal requirements relevant to service as a Trustee, including, but not limited to, the rules adopted by the principal listing exchange (if any) upon which Shares are listed, Rule
10A-3
under the Exchange Act (or any successor provision thereto), Article
2-01
of Regulation
S-X
under the Exchange Act with respect to the Trust’s independent registered public accounting firm (or any successor provision thereto) and any other criteria established by the 1940 Act related to service as a trustee of a management investment company or the permitted composition of the board of trustees of a management investment company, together with information regarding such Proposed Nominee that will be sufficient, in the discretion of the Trustees, to examine such representation. For the avoidance of doubt, a Proposed Nominee is not required to qualify as an audit committee financial expert of the Trust, as defined in the applicable regulations.
∎
Each Proposed Nominee shall:
   – Agree to comply with the policies and guidelines adopted by the Independent Trustees that govern their actions as Trustees of the Trust (the “Independent Trustee Policies”). Refusal by a Proposed Nominee to abide by such Independent Trustee Policies will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
   – If requested by the Trustees, consent to and cooperate with a background screening conducted by a background screening company with experience in conducting background screenings of public company directors selected by the Trustees. Refusal by a Proposed Nominee to cooperate with such a background screening will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
   – If requested by the Trustees, sit for an interview with one or more Trustees or their representatives, which interview may, in the discretion of the Trustees, be conducted by means of remote communication. Refusal by a Proposed Nominee to participate in such interview will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
∎
Notwithstanding the foregoing provisions of this Article and without limiting the generality of any other requirements herein, unless otherwise required by law, (1) if the Shareholder or a qualified representative of the Shareholder (“Shareholder Representative”) does not appear at the annual meeting of Shareholders of the Trust to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Trust and (2) a Shareholder shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Shareholder’s notice, or provided in connection therewith, is not correct and complete or if such Shareholder does not comply fully with the representations in such notice. If the annual meeting is held in person (even if a virtual option is also available), then the Shareholder or the Shareholder Representative must attend the meeting in person to present the nominations or the proposal. For purposes of this Article, “Shareholder Representative” must either be (i) a duly authorized officer, manager or partner of such Shareholder, and the Shareholder Representative must deliver an incumbency certificate evidencing such position to the acting secretary at the meeting, or (ii) authorized by a writing executed by such Shareholder to act as proxy for the Shareholder at the meeting, and the Shareholder Representative must deliver a copy of such writing to the acting secretary at the meeting.
∎
The Trustees may construe any of the provisions of the Bylaws insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.
The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 11 Greenway Plaza, Suite 1000 Houston, TX 77046.

7	Invesco High Income Trust II

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Trust easily and automatically with the Plan.
∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at
invesco.com/closed-end.

∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
 Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/
closed-end
or by writing to Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-certificated
whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

8	Invesco High Income Trust II

Fund Information
Portfolio Composition

By security type		% of total investments

U.S. Dollar Denominated Bonds & Notes		87.56%

Variable Rate Senior Loan Interests		6.91

Non-U.S. Dollar Denominated Bonds & Notes		1.83

Security types each less than 1% of portfolio		1.64

Money Market Funds		2.06

Top Five Debt Issuers*
		% of total net assets

1.	CCO Holdings LLC/CCO Holdings Capital Corp.	3.59%

2.	TransDigm, Inc.	2.90

3.	Vistra Corp.	2.14

4.	United Airlines Holdings, Inc.	1.83

5.	Venture Global LNG, Inc.	1.81
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
* Excluding money market fund holdings, if any.
Data presented here are as of February 28, 2026.

9	Invesco High Income Trust II

Schedule of Investments
(a)
February 28, 2026

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes-124.93% (b)
Advertising-0.19%
Clear Channel Outdoor Holdings, Inc., 7.50%, 03/15/2033 (c)	$129,000	$139,330

Aerospace & Defense-1.47%
TransDigm, Inc., 6.00%, 01/15/2033 (c)	522,000	531,622

6.13%, 07/31/2034 (c)	518,000	526,799

		1,058,421

Alternative Carriers-0.14%
Lumen Technologies, Inc., 4.50%, 01/15/2029 (c)	31,000	29,534

5.38%, 06/15/2029 (c)	18,000	17,296

Series P, 7.60%, 09/15/2039	32,000	30,600

Series U, 7.65%, 03/15/2042	26,000	24,292

		101,722

Apparel Retail-0.00%
Saks Global Enterprises LLC, 11.00%, 12/31/2049 (c)(d)	295,020	2,028

Application Software-1.93%
Black Pearl Compute LLC, 6.13%, 02/15/2031 (c)	132,000	135,261

Cloud Software Group, Inc., 9.00%, 09/30/2029 (c)	553,000	542,130

8.25%, 06/30/2032 (c)	193,000	193,327

SS&C Technologies, Inc., 5.50%, 09/30/2027 (c)	518,000	517,617

		1,388,335

Automobile Manufacturers-1.12%
Allison Transmission, Inc., 3.75%, 01/30/2031 (c)	562,000	534,932

5.88%, 12/01/2033 (c)	264,000	269,746

		804,678

Automotive Parts & Equipment-3.92%
American Axle & Manufacturing, Inc., 7.75%, 10/15/2033 (c)	528,000	536,979

Clarios Global L.P./Clarios US Finance Co., 6.75%, 09/15/2032 (c)	245,000	254,457

Cougar JV Subsidiary LLC, 8.00%, 05/15/2032 (c)	506,000	539,239

Forvia SE (France), 8.00%, 06/15/2030 (c)	392,000	417,947

NESCO Holdings II, Inc., 5.50%, 04/15/2029 (c)	543,000	540,615

Phinia, Inc., 6.75%, 04/15/2029 (c)	229,000	236,967

6.63%, 10/15/2032 (c)	277,000	287,824

		2,814,028

Automotive Retail-3.01%
Carvana Co., 0.00% PIK Rate, 9.00% Cash Rate, 06/01/2031 (c)(e)	524,788	575,956

Group 1 Automotive, Inc., 6.38%, 01/15/2030 (c)	518,000	531,267

	Principal
	Amount	Value

Automotive Retail-(continued)
LCM Investments Holdings II LLC, 8.25%, 08/01/2031 (c)	$480,000	$504,807

Lithia Motors, Inc., 4.38%, 01/15/2031 (c)	572,000	550,463

		2,162,493

Broadcasting-1.61%
E.W. Scripps Co. (The), 9.88%, 08/15/2030 (c)	99,000	99,501

Gray Media, Inc., 5.38%, 11/15/2031 (c)	100,000	78,822

9.63%, 07/15/2032 (c)	183,000	190,279

iHeartCommunications, Inc., 9.13%, 05/01/2029 (c)	302,000	268,608

Univision Communications, Inc., 8.00%, 08/15/2028 (c)	281,000	288,828

9.38%, 08/01/2032 (c)	215,000	227,685

		1,153,723

Building Products-0.78%
JELD-WEN Holding, Inc., 7.00%, 09/01/2032 (c)	33,000	17,862

JELD-WEN, Inc., 4.88%, 12/15/2027 (c)	24,000	19,689

New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028 (c)	521,000	522,999

		560,550

Cable & Satellite-7.94%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/2029 (c)	323,000	322,449

6.38%, 09/01/2029 (c)	451,000	457,293

4.75%, 03/01/2030 (c)	541,000	523,387

4.75%, 02/01/2032 (c)	629,000	585,383

4.50%, 05/01/2032	363,000	332,451

4.50%, 06/01/2033 (c)	395,000	353,080

CSC Holdings LLC, 3.38%, 02/15/2031 (c)	200,000	119,403

4.50%, 11/15/2031 (c)	400,000	240,408

Directv Financing LLC, 8.88%, 02/01/2030 (c)	131,000	131,209

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.00%, 02/15/2031 (c)	134,000	137,153

DISH DBS Corp., 7.38%, 07/01/2028	260,000	251,108

5.13%, 06/01/2029	306,000	273,556

DISH Network Corp., 11.75%, 11/15/2027 (c)	260,000	269,316

EchoStar Corp., 10.75%, 11/30/2029	258,000	281,871

6.75% PIK Rate, 2.00% Cash Rate, 11/30/2030 (e)	748,902	759,390

Sinclair Television Group, Inc., 5.50%, 03/01/2030 (c)	37,000	33,011

8.13%, 02/15/2033 (c)	102,000	106,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Income Trust II

	Principal
	Amount	Value

Cable & Satellite-(continued)
Versant Media Group, Inc., 7.25%, 01/30/2031 (c)	$515,000	$527,375

		5,704,127

Casinos & Gaming-2.12%
Melco Resorts Finance Ltd. (Hong Kong), 6.50%, 09/24/2033 (c)	500,000	499,150

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029 (c)	522,000	505,163

Voyager Parent LLC, 9.25%, 07/01/2032 (c)	486,000	519,262

		1,523,575

Commercial & Residential Mortgage Finance-2.52%
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032 (c)	502,000	502,000

PennyMac Financial Services, Inc., 4.25%, 02/15/2029 (c)	278,000	267,465

Rocket Cos., Inc., 6.13%, 08/01/2030 (c)	521,000	534,816

Walker & Dunlop, Inc., 6.63%, 04/01/2033 (c)	508,000	502,602

		1,806,883

Commodity Chemicals-0.69%
Cerdia Finanz GmbH (Germany), 9.38%, 10/03/2031 (c)	483,000	495,075

Construction & Engineering-1.47%
AECOM, 6.00%, 08/01/2033 (c)	520,000	531,675

Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029 (c)	525,000	523,981

		1,055,656

Consumer Finance-4.58%
Bread Financial Holdings, Inc., 8.38%, 06/15/2035 (c)(f)	240,000	244,845

EZCORP, Inc., 7.38%, 04/01/2032 (c)	990,000	1,062,704

FirstCash, Inc., 6.88%, 03/01/2032 (c)	489,000	505,260

Navient Corp., 9.38%, 07/25/2030	163,000	165,229

7.88%, 06/15/2032	317,000	295,272

OneMain Finance Corp., 6.63%, 05/15/2029	214,000	218,735

7.13%, 11/15/2031	450,000	460,378

7.13%, 09/15/2032	325,000	332,770

		3,285,193

Copper-0.74%
First Quantum Minerals Ltd. (Zambia), 8.63%, 06/01/2031 (c)	250,000	262,331

8.00%, 03/01/2033 (c)	250,000	267,217

		529,548

Diversified Banks-1.49%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032 (c)	517,000	527,072

Citigroup, Inc., 6.63% (f)(g)	525,000	543,074

		1,070,146

	Principal
	Amount	Value

Diversified Financial Services-6.27%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.95%, 03/10/2055 (f)	$488,000	$515,918

Freedom Mortgage Holdings LLC, 8.38%, 04/01/2032 (c)	264,000	266,202

GGAM Finance Ltd. (Ireland), 5.88%, 03/15/2030 (c)	499,000	508,142

Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027 (c)	739,000	762,650

Jane Street Group/JSG Finance, Inc., 6.13%, 11/01/2032 (c)	518,000	521,489

6.75%, 05/01/2033 (c)	508,000	521,690

Osaic Holdings, Inc., 6.75%, 08/01/2032 (c)	244,000	246,407

8.00%, 08/01/2033 (c)	244,000	243,336

Phoenix Aviation Capital Ltd. (Ireland), 9.25%, 07/15/2030 (c)	142,000	148,887

Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029 (c)	738,000	767,293

		4,502,014

Diversified Real Estate Activities-0.74%
Velocity Commercial Capital LLC, 9.38%, 02/15/2031 (c)	521,000	528,587

Diversified REITs-1.23%
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (c)	574,000	555,891

Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.63%, 06/15/2032 (c)	321,000	325,833

		881,724

Diversified Support Services-1.42%
RB Global Holdings, Inc. (Canada), 6.75%, 03/15/2028 (c)	748,000	761,009

7.75%, 03/15/2031 (c)	246,000	256,065

		1,017,074

Electric Utilities-3.92%
Brookfield Infrastructure Finance ULC (Canada), 6.75%, 03/15/2055 (f)	762,000	776,502

California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (United Kingdom), 6.38%, 02/15/2032 (c)	769,000	767,237

Hawaiian Electric Co., Inc., 6.00%, 10/01/2033 (c)	780,000	795,395

Vistra Operations Co. LLC, 6.88%, 04/15/2032 (c)	454,000	477,830

		2,816,964

Electrical Components & Equipment-0.73%
EnerSys, 6.63%, 01/15/2032 (c)	508,000	524,627

Electronic Components-0.76%
Sensata Technologies, Inc., 3.75%, 02/15/2031 (c)	223,000	210,390

6.63%, 07/15/2032 (c)	319,000	334,231

		544,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Income Trust II

	Principal
	Amount	Value

Environmental & Facilities Services-1.08%
GFL Environmental Holdings (US), Inc., 5.50%, 02/01/2034 (c)	$425,000	$427,060

Wrangler Holdco Corp. (Canada), 6.63%, 04/01/2032 (c)	337,000	351,795

		778,855

Fertilizers & Agricultural Chemicals-0.13%
FMC Corp., 3.45%, 10/01/2029	105,000	92,763

Gold-1.54%
New Gold, Inc. (Canada), 6.88%, 04/01/2032 (c)	1,040,000	1,109,105

Health Care Equipment-0.76%
Hologic, Inc., 3.25%, 02/15/2029 (c)	548,000	545,480

Health Care Facilities-1.47%
Acadia Healthcare Co., Inc., 7.38%, 03/15/2033 (c)	263,000	271,836

Tenet Healthcare Corp., 4.25%, 06/01/2029	320,000	315,770

6.75%, 05/15/2031	195,000	203,000

5.50%, 11/15/2032 (c)	215,000	217,813

6.00%, 11/15/2033 (c)	43,000	44,464

		1,052,883

Health Care REITs-0.88%
Diversified Healthcare Trust, 7.25%, 10/15/2030 (c)	367,000	382,097

4.38%, 03/01/2031	151,000	136,692

MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	66,000	57,082

3.50%, 03/15/2031	77,000	58,955

		634,826

Health Care Services-2.15%
Community Health Systems, Inc., 5.25%, 05/15/2030 (c)	419,000	402,899

4.75%, 02/15/2031 (c)	444,000	407,719

DaVita, Inc., 6.88%, 09/01/2032 (c)	249,000	258,888

6.75%, 07/15/2033 (c)	265,000	275,333

MPH Acquisition Holdings LLC, 5.00% PIK Rate, 6.50% Cash Rate, 12/31/2030 (c)(e)	225,765	202,051

		1,546,890

Home Improvement Retail-0.06%
LBM Acquisition LLC, 6.25%, 01/15/2029 (c)	59,000	45,042

Hotel & Resort REITs-0.91%
RLJ Lodging Trust L.P., 4.00%, 09/15/2029 (c)	419,000	401,163

Service Properties Trust, 8.88%, 06/15/2032	253,000	254,155

		655,318

Hotels, Resorts & Cruise Lines-0.36%
Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033 (c)	266,000	258,095

	Principal
	Amount	Value

Housewares & Specialties-0.72%
Newell Brands, Inc., 6.63%, 09/15/2029	$249,000	$253,088

6.38%, 05/15/2030	263,000	264,018

		517,106

Independent Power Producers & Energy Traders-3.60%
Vistra Corp., 8.00% (c)(f)(g)	256,000	260,951

Series C, 8.88% (c)(f)(g)	1,155,000	1,276,795

VoltaGrid LLC, 7.38%, 11/01/2030 (c)	1,002,000	1,046,751

		2,584,497

Industrial Machinery & Supplies & Components-2.24%
Enpro, Inc., 6.13%, 06/01/2033 (c)	530,000	548,311

ESAB Corp., 6.25%, 04/15/2029 (c)	500,000	513,154

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (c)	556,000	548,639

		1,610,104

Insurance Brokers-2.18%
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031 (c)	527,000	536,931

Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC (United Kingdom), 8.13%, 02/15/2032 (c)	276,000	264,488

HUB International Ltd., 7.25%, 06/15/2030 (c)	252,000	260,071

7.38%, 01/31/2032 (c)	245,000	249,520

USI, Inc., 7.50%, 01/15/2032 (c)	246,000	252,090

		1,563,100

Integrated Oil & Gas-0.35%
Petroleos Mexicanos (Mexico), 6.63%, 06/15/2035	260,000	249,014

Integrated Telecommunication Services-9.26%
Altice France Lux 3/Altice Holdings 1 (Luxembourg), 10.00%, 01/15/2033 (c)	280,000	263,454

Altice France S.A. (France), 6.88%, 07/15/2032 (c)	768,866	739,009

Cipher Compute LLC, 7.13%, 11/15/2030 (c)	510,000	532,233

FiberCop S.p.A. (Italy), 6.00%, 09/30/2034 (c)	525,000	515,940

7.20%, 07/18/2036 (c)	275,000	279,503

Iliad Holding S.A.S. (France), 8.50%, 04/15/2031 (c)	710,000	761,070

7.00%, 04/15/2032 (c)	290,000	298,065

Level 3 Financing, Inc., 3.63%, 01/15/2029 (c)	31,000	29,218

3.75%, 07/15/2029 (c)	53,000	49,327

6.88%, 06/30/2033 (c)	228,000	236,314

7.00%, 03/31/2034 (c)	537,500	559,164

8.50%, 01/15/2036 (c)	225,000	234,508

SV RNO Property Owner 1 LLC, 5.88%, 03/01/2031 (c)	386,000	388,001

Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	281,000	298,665

7.72%, 06/04/2038	202,000	231,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Income Trust II

	Principal
	Amount	Value

Integrated Telecommunication Services-(continued)
Uniti Services LLC, 7.50%, 10/15/2033 (c)	$673,000	$700,702

WULF Compute LLC, 7.75%, 10/15/2030 (c)	504,000	534,126

		6,650,340

Interactive Media & Services-1.32%
Discovery Global Holdings, Inc., 4.28%, 03/15/2032	11,000	10,120

5.05%, 03/15/2042	552,000	389,160

5.14%, 03/15/2052	149,000	97,967

Getty Images, Inc., 10.50%, 11/15/2030 (c)	507,000	449,194

		946,441

Internet Services & Infrastructure-1.09%
Beignet Investor LLC, 6.58%, 05/30/2049 (c)	494,000	524,951

CoreWeave, Inc., 9.25%, 06/01/2030 (c)	102,000	100,010

9.00%, 02/01/2031 (c)	164,000	158,443

		783,404

Leisure Facilities-0.72%
Six Flags Entertainment Corp., 7.25%, 05/15/2031 (c)	524,000	514,796

Managed Health Care-0.21%
Molina Healthcare, Inc., 6.25%, 01/15/2033 (c)	153,000	150,626

Marine Transportation-2.20%
Danaos Corp. (Greece), 6.88%, 10/15/2032 (c)	537,000	554,260

Viking Cruises Ltd., 5.88%, 10/15/2033 (c)	1,003,000	1,023,807

		1,578,067

Movies & Entertainment-1.14%
Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030 (c)	878,000	817,638

Office REITs-0.39%
Office Properties Income Trust, 9.00%, 12/31/2059 (c)(d)	379,000	278,565

Oil & Gas Drilling-1.81%
Summit Midstream Holdings LLC, 8.63%, 10/31/2029 (c)	509,000	533,073

Transocean International Ltd., 7.88%, 10/15/2032 (c)	526,000	565,042

6.80%, 03/15/2038	208,000	201,676

		1,299,791

Oil & Gas Equipment & Services-1.82%
Bristow Group, Inc., 6.75%, 02/01/2033 (c)	521,000	528,961

Tidewater, Inc., 9.13%, 07/15/2030 (c)	717,000	776,179

		1,305,140

Oil & Gas Exploration & Production-2.51%
Caturus Energy LLC, 8.50%, 02/15/2030 (c)	729,000	762,218

	Principal
	Amount	Value

Oil & Gas Exploration & Production-(continued)
Comstock Resources, Inc., 6.75%, 03/01/2029 (c)	$528,000	$526,355

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 04/15/2032 (c)	158,000	153,848

6.88%, 05/15/2034 (c)	243,000	238,056

7.25%, 02/15/2035 (c)	120,000	118,929

		1,799,406

Oil & Gas Refining & Marketing-2.53%
Calumet Specialty Products Partners L.P./. Calumet Finance Corp., 9.75%, 02/15/2031 (c)	508,000	541,548

Sunoco L.P., 5.63%, 03/15/2031 (c)	211,000	212,913

6.25%, 07/01/2033 (c)	394,000	406,004

5.88%, 03/15/2034 (c)	403,000	404,811

7.88% (c)(f)(g)	245,000	253,439

		1,818,715

Oil & Gas Storage & Transportation-8.45%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 6.63%, 02/01/2032 (c)	505,000	525,248

5.75%, 07/01/2034 (c)	507,000	515,164

Excelerate Energy L.P., 8.00%, 05/15/2030 (c)	504,000	534,493

Genesis Energy L.P./Genesis Energy Finance Corp., 7.88%, 05/15/2032	384,000	402,215

8.00%, 05/15/2033	371,000	392,486

6.75%, 03/15/2034	237,000	239,865

Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033 (c)	535,000	554,566

New Fortress Energy, Inc., 6.50%, 09/30/2026 (c)	88,000	8,422

Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032 (c)	507,000	521,666

Venture Global LNG, Inc., 9.88%, 02/01/2032 (c)	725,000	768,626

9.00% (c)(f)(g)	602,500	527,375

Venture Global Plaquemines LNG LLC, 6.13%, 12/15/2030 (c)	284,000	295,159

6.50%, 01/15/2034 (c)	453,000	476,986

6.75%, 01/15/2036 (c)	283,000	301,623

		6,063,894

Other Specialized REITs-0.75%
Iron Mountain, Inc., 4.50%, 02/15/2031 (c)	556,000	536,687

Other Specialty Retail-1.98%
Michaels Companies, Inc. (The), 8.50%, 03/15/2033 (c)	441,000	429,355

11.00%, 03/15/2034 (c)	88,000	82,329

PetSmart LLC/PetSmart Finance Corp., 10.00%, 09/15/2033 (c)	775,000	777,985

SGUS LLC, 11.00%, 12/31/2049 (c)(d)	131,980	3,630

Staples, Inc., 10.75%, 09/01/2029 (c)	100,000	91,841

12.75%, 01/15/2030 (c)	50,000	35,198

		1,420,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Income Trust II

	Principal
	Amount	Value

Paper & Plastic Packaging Products & Materials-1.06%
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/2030 (c)	$257,000	$256,084

6.75%, 04/15/2032 (c)	502,000	506,185

		762,269

Passenger Airlines-3.24%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029 (c)	515,000	521,173

CHC Group LLC, 11.75%, 09/01/2030 (c)	501,000	494,621

United Airlines Holdings, Inc., 4.88%, 03/01/2029	574,000	579,575

5.38%, 03/01/2031	719,000	733,962

		2,329,331

Personal Care Products-0.60%
Opal Bidco SAS (France), 6.50%, 03/31/2032 (c)	415,000	427,719

Pharmaceuticals-2.69%
1261229 BC Ltd., 10.00%, 04/15/2032 (c)	920,000	952,207

Amneal Pharmaceuticals LLC, 6.88%, 08/01/2032 (c)	158,000	166,308

Bausch Health Cos., Inc. (Canada), 5.00%, 02/15/2029 (c)	87,000	65,756

6.25%, 02/15/2029 (c)	101,000	79,916

5.25%, 01/30/2030 (c)	122,000	85,524

5.25%, 02/15/2031 (c)	95,000	62,067

Teva Pharmaceutical Finance Netherlands III B.V. (Israel), 4.10%, 10/01/2046	678,000	521,562

		1,933,340

Property & Casualty Insurance-1.09%
Asurion LLC and Asurion Co-Issuer, Inc., 8.00%, 12/31/2032 (c)	519,000	545,556

8.38%, 02/01/2034 (c)	238,000	236,997

		782,553

Research & Consulting Services-0.34%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029 (c)	295,000	242,316

Security & Alarm Services-0.71%
Brink’s Co. (The), 6.75%, 06/15/2032 (c)	493,000	510,642

Semiconductors-1.35%
AP Grange Holdings LLC, 6.50%, 03/20/2045 (c)	389,000	410,881

6.50%, 03/20/2045	29,836	29,836

Kioxia Holdings Corp. (Japan), 6.63%, 07/24/2033 (c)	500,000	527,380

		968,097

Sovereign Debt-1.52%
Brazilian Government International Bond (Brazil), 6.63%, 03/15/2035	500,000	525,715

Mexico Government International Bond (Mexico), Series 10, 5.63%, 09/22/2035	564,000	563,154

		1,088,869

	Principal
	Amount	Value

Specialized Consumer Services-1.13%
Carriage Services, Inc., 4.25%, 05/15/2029 (c)	$842,000	$811,400

Specialized Finance-2.12%
HA Sustainable Infrastructure Capital, Inc., 8.00%, 06/01/2056 (f)	511,000	538,390

7.13%, 11/15/2056 (f)	233,000	232,987

TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030 (c)	711,000	751,552

		1,522,929

Specialty Chemicals-0.73%
Celanese US Holdings LLC, 7.20%, 11/15/2033	356,000	382,729

7.38%, 02/15/2034	135,000	138,776

		521,505

Trading Companies & Distributors-1.44%
Air Lease Corp., Series B, 4.65% (f)(g)	522,000	521,726

Aircastle Ltd., 5.25% (c)(f)(g)	514,000	514,064

		1,035,790

Wireless Telecommunication Services-1.51%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081 (f)	1,142,000	1,082,160

Total U.S. Dollar Denominated Bonds & Notes (Cost $88,494,799)		89,696,968

Variable Rate Senior Loan Interests-9.86% (h)(i)
Advertising-0.53%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 7.79% (1 mo. Term SOFR + 4.11%), 08/23/2028	377,352	379,475

Aerospace & Defense-1.43%
TransDigm, Inc., Term Loan L, 6.17% (3 mo. Term SOFR + 2.50%), 01/19/2032	1,023,980	1,024,539

Cable & Satellite-0.24%
CSC Holdings LLC, Term Loan, 7.71% (3 mo. PRIME + 2.50%), 04/15/2027	196,345	170,146

Electronic Manufacturing Services-1.09%
EMRLD Borrower L.P. (Copeland), Incremental Term Loan B, 6.12% (3 mo. Term SOFR + 2.50%), 08/04/2031	782,110	780,229

Health Care Services-0.36%
MPH Acquisition Holdings LLC, Term Loan, 7.42% (3 mo. Term SOFR + 3.75%), 12/31/2030	261,358	258,483

Health Care Supplies-0.69%
Bausch and Lomb, Inc., Term Loan B, 7.42% (1 mo. SOFR + 3.75%), 01/30/2031	497,500	498,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Income Trust II

	Principal
	Amount		Value

Office REITs-0.09%
Office Properties Income Trust, DIP Term Loan, 12.00%, 05/04/2026		$43,793	$43,793

Term Loan, 12.00%, 05/04/2026		18,580	18,580

			62,373

Oil & Gas Storage & Transportation-0.79%
New Fortress Energy, Inc., Term Loan B, 9.24% (3 mo. Term SOFR + 5.50%), 10/30/2028		74,812	36,443

Prairie Acquiror L.P., Term Loan B, 6.92%, 08/01/2029		530,604	532,328

			568,771

Paper & Plastic Packaging Products & Materials-0.39%
Iris Holding, Inc. (Intertape), First Lien Term Loan, 8.52% (3 mo. Term SOFR + 4.75%), 06/28/2028		285,000	279,026

Pharmaceuticals-1.24%
Amneal Pharmaceuticals LLC, Term Loan, 6.67%, 08/01/2032		374,063	374,840

Endo Finance Holdings L.P., Term Loan B, 7.42% (1 mo. Term SOFR + 3.75%), 04/23/2031		518,437	519,669

			894,509

Real Estate Development-2.28%
Cushman & Wakefield U.S. Borrower LLC, Term Loan, 6.42% (1 mo. Term SOFR + 2.75%), 01/31/2030 (j)		455,108	456,814

Greystar Real Estate Partners LLC, Term Loan B, 6.17% (3 mo. Term SOFR + 2.50%), 08/21/2030 (j)		533,425	534,759

VCI Asset Holdings 2 LLC, Term Loan, 9.50%, 02/06/2031 (j)		650,000	643,500

			1,635,073

Wireless Telecommunication Services-0.73%
X Corp., Term Loan B, 9.50%, 10/27/2029		500,000	525,375

Total Variable Rate Senior Loan Interests (Cost $7,087,436)			7,076,618

Non-U.S. Dollar Denominated Bonds & Notes-2.60% (k)
Automotive Parts & Equipment-0.38%
Clarios Global L.P./Clarios US Finance Co., 4.75%, 06/15/2031 (c)	EUR	225,000	271,748

Cable & Satellite-0.27%
Virgin Media O2 Vendor Financing Notes V DAC (Ireland), 7.88%, 03/15/2032 (c)	GBP	150,000	193,780

IT Consulting & Other Services-0.77%
Atos SE (France), 5.20%, 12/18/2030 (c)(l)	EUR	500,000	552,514

Marine Transportation-0.73%
CMA CGM S.A. (France), 4.88%, 01/15/2032 (c)	EUR	450,000	526,710

	Principal
	Amount		Value

Transaction & Payment Processing Services-0.45%
Worldline S.A. (France), 4.13%, 09/12/2028 (c)	EUR	300,000	$326,028

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,808,113)			1,870,780

	Shares

Exchange-Traded Funds-1.09%
BondBloxx CCC-Rated USD High Yield Corporate Bond ETF (Cost $801,880)		21,000	782,880

Preferred Stocks-0.74%
Electric Utilities-0.37%
NextEra Energy, Inc., 7.38%, Conv. Pfd.		5,387	269,350

Household Appliances-0.22%
Whirlpool Corp., 8.50%, Class A, Pfd.		3,177	158,373

Systems Software-0.15%
Oracle Corp., 6.50%, Class D, Conv. Pfd.		2,333	107,295

Total Preferred Stocks (Cost $544,850)			535,018

Common Stocks & Other Equity Interests-0.52%
Alternative Carriers–0.02%
Lumen Technologies, Inc. (m)		2,000	14,220

Asset Management & Custody Banks-0.09%
Valor Compute Infrastructure L.P.,		65,000	65,000

Broadline Retail-0.01%
Americanas S.A. (Brazil) (m)		5,642	6,185
Americanas S.A., Wts., expiring 03/19/2027 (Brazil) (m)		1,880	1,100

			7,285

Casinos & Gaming-0.00%
Codere Online Luxembourg S.A., Wts., expiring 10/15/2034 (Spain) (j)		3	14

Food Retail–0.00%
Casino Guichard-Perrachon S.A. (France) (m)		2,804	774

Casino Guichard-Perrachon S.A., Wts., expiring 04/27/2029 (France) (m)		149,811	89

			863

Integrated Telecommunication Services-0.40%
Altice France Holding S.A. (Luxembourg)		752	121

Altice France S.A. (France)		15,187	284,713

			284,834

Total Common Stocks & Other Equity Interests (Cost $388,054)			372,216

Money Market Funds-2.94%
Invesco Government & Agency Portfolio, Institutional Class, 3.59% (n)(o)		739,108	739,108

Invesco Treasury Portfolio, Institutional Class, 3.56% (n)(o)		1,372,630	1,372,630

Total Money Market Funds (Cost $2,111,738)			2,111,738

TOTAL INVESTMENTS IN SECURITIES-142.68% (Cost $101,236,870)			102,446,218

BORROWINGS–(42.55)%			(30,550,000)

OTHER ASSETS LESS LIABILITIES–(0.13)%			(97,282)

NET ASSETS–100.00%			$71,798,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Income Trust II

Investment Abbreviations:

Conv.	- Convertible
DIP	- Debtor-in-Possession
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar
Wts.	- Warrants
Notes to Schedule of Investments:

(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2026 was $76,308,298, which represented 106.28% of the Trust’s Net Assets.

(d)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2026 was $284,223, which represented less than 1% of the Trust’s Net Assets.

(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(i)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Non-income producing security.
(n)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Trust owns 5% or more of the outstanding voting securities. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2026.

	Value February 28, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$412,682	$22,261,287	$(21,934,861)	$-	$-	$739,108	$21,463
Invesco Treasury Portfolio, Institutional Class	766,389	41,342,391	(40,736,150)	-	-	1,372,630	39,340
Total	$1,179,071	$63,603,678	$(62,671,011)	$-	$-	$2,111,738	$60,803

(o)	The rate shown is the 7-day SEC standardized yield as of February 28, 2026.

Open Futures Contracts (a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Ultra Notes	39	June-2026	$(4,552,641)	$(24,430)	$(24,430)

(a)	Futures contracts collateralized by $113,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

04/28/2026	Canadian Imperial Bank of Commerce	GBP 83,000	USD 112,027	$ 152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Income Trust II

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

04/28/2026	Deutsche Bank AG	USD	1,165,490	EUR	985,000	$ 1,504

Subtotal–Appreciation						1,656

Currency Risk

04/28/2026	Goldman Sachs International	EUR	2,722,000	USD	3,211,035	(13,898)

Total Forward Foreign Currency Contracts						$(12,242)

Open Centrally Cleared Credit Default Swap Agreements (a)
(Pay)/
		Receive			Implied		Upfront		Unrealized
	Buy/Sell	Fixed	Payment		Credit		Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread	Notional Value	(Received)	Value	(Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 45, Version 2	Sell	5.00%	Quarterly	12/20/2030	3.305%	USD 3,613,500	$270,968	$244,132	$(26,836)

(a)	Centrally cleared swap agreements collateralized by $277,914 cash held with Merrill Lynch International.

Abbreviations:

EUR –Euro
GBP –British Pound Sterling
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Income Trust II

Statement of Assets and Liabilities
February 28, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $99,125,132)	$100,334,480

Investments in affiliated money market funds, at value (Cost $2,111,738)	2,111,738

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,656

Deposits with brokers:
Cash collateral - exchange-traded futures contracts	113,000

Cash collateral - centrally cleared swap agreements	277,914

Foreign currencies, at value (Cost $127,998)	128,164

Due from broker	55,045

Receivable for:
Investments sold	148,185

Dividends	1,967

Interest	1,758,349

Investment for trustee deferred compensation and retirement plans	34,569

Other assets	119

Total assets	104,965,186

Liabilities:
Other investments:
Variation margin payable - futures contracts	20,729

Variation margin payable - centrally cleared swap agreements	9,219

Unrealized depreciation on forward foreign currency contracts outstanding	13,898

Payable for:
Borrowings	30,550,000

Investments purchased	1,614,505

Dividends	36,920

Amount due to custodian	669,605

Accrued fees to affiliates	13,505

Accrued interest expense	114,649

Accrued trustees’ and officers’ fees and benefits	2,157

Accrued other operating expenses	85,287

Trustee deferred compensation and retirement plans	35,776

Total liabilities	33,166,250

Net assets applicable to common shares	$71,798,936

Net assets applicable to common shares consist of:
Shares of beneficial interest - common shares	$100,721,044

Distributable earnings (loss)	(28,922,108)

$71,798,936

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	6,511,243

Net asset value per common share	$11.03

Market value per common share	$10.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Income Trust II

Statement of Operations
For the year ended February 28, 2026

Investment income:
Interest	$7,150,528

Dividends	84,005

Dividends from affiliated money market funds	60,803

Total investment income	7,295,336

Expenses:
Advisory fees	721,230

Administrative services fees	10,210

Custodian fees	7,080

Interest, facilities and maintenance fees	1,590,884

Transfer agent fees	26,102

Trustees’ and officers’ fees and benefits	23,511

Registration and filing fees	23,761

Reports to shareholders	32,204

Professional services fees	40,296

Other	3,503

Total expenses	2,478,781

Less: Fees waived and/or expenses reimbursed	(1,683)

Net expenses	2,477,098

Net investment income	4,818,238

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	56,309

Foreign currencies	46,102

Forward foreign currency contracts	(175,566)

Futures contracts	(77,586)

Swap agreements	(122,965)

(273,706)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	149,851

Foreign currencies	15,570

Forward foreign currency contracts	(21,342)

Futures contracts	(24,430)

Swap agreements	(26,836)

92,813

Net realized and unrealized gain (loss)	(180,893)

Net increase in net assets resulting from operations applicable to common shares	$4,637,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Income Trust II

Statement of Changes in Net Assets
For the years ended February 28, 2026 and 2025

	2026	2025

Operations:
Net investment income	$4,818,238	$4,847,771

Net realized gain (loss)	(273,706)	1,080,540

Change in net unrealized appreciation	92,813	1,433,409

Net increase in net assets resulting from operations applicable to common shares	4,637,345	7,361,720

Distributions to common shareholders from distributable earnings	(5,048,021)	(5,213,465)

Return of capital applicable to common shares	(2,377,203)	(2,303,464)

Total distributions	(7,425,224)	(7,516,929)

Net increase in common shares of beneficial interest	147,615	—

Net increase (decrease) in net assets applicable to common shares	(2,640,264)	(155,209)

Net assets applicable to common shares:
Beginning of year	74,439,200	74,594,409

End of year	$71,798,936	$74,439,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Income Trust II

Statement of Cash Flows
For the year ended February 28, 2026

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$4,637,345

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(146,557,311)

Proceeds from sales of investments	149,304,612

Proceeds from sales of short-term investments, net	668,666

Amortization (accretion) of premiums and discounts, net	(508,229)

Net change in cash collateral	(390,914)

Net decrease in variation margin receivables on future contracts	20,729

Net change in transactions in swap agreements	9,166

Net realized gain from investment securities	(56,309)

Net change in unrealized appreciation on investment securities	(149,851)

Net change in unrealized depreciation on forward foreign currency contracts and foreign currency	9,387

Change in operating assets and liabilities:

Increase in receivables and other assets	(232,983)

Decrease in accrued expenses and other payables	(177,349)

Net cash provided by operating activities	6,576,959

Cash provided by (used in) financing activities:
Increase in payable for amount due custodian	669,605

Dividends paid to common shareholders from distributable earnings	(4,900,271)

Return of capital	(2,377,203)

Net cash provided by (used in) financing activities	(6,607,869)

Cash impact from foreign exchange fluctuations:
Net change in appreciation on foreign currency	$11,955

Net decrease in cash and cash equivalents	(18,955)

Cash and cash equivalents at beginning of period	2,258,857

Cash and cash equivalents at end of period	$2,239,902

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$147,615

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$1,964

Cash paid during the period for interest, facilities and maintenance fees	$1,747,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Income Trust II

Financial Highlights
The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years Ended February 28,		Year Ended February 29,	Years Ended February 28,
	2026	2025	2024	2023	2022
Net asset value per common share, beginning of period	$11.46	$11.48	$11.58	$13.91	$14.99

Net investment income (a)	0.74	0.75	0.72	0.69	0.73

Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.39	0.34	(1.86)	(0.65)

Total from investment operations	0.71	1.14	1.06	(1.17)	0.08

Less:
Dividends paid to common shareholders from net investment income	(0.78)	(0.80)	(0.76)	(0.76)	(0.89)

Return of capital	(0.36)	(0.36)	(0.40)	(0.40)	(0.27)

Total distributions	(1.14)	(1.16)	(1.16)	(1.16)	(1.16)

Net asset value per common share, end of period	$11.03	$11.46	$11.48	$11.58	$13.91

Market value per common share, end of period	$10.88	$11.05	$10.58	$10.90	$12.70

Total return at net asset value (b)	6.77%	10.84%	10.82%	(7.50)%	0.58%

Total return at market value (c)	9.23%	15.97%	8.51%	(4.64)%	1.52%

Net assets applicable to common shares, end of period (000’s omitted)	$71,799	$74,439	$74,594	$75,240	$90,383

Portfolio turnover rate (d)	139%	146%	142%	86%	89%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	3.41%	3.95%	4.00%	2.63%	1.55%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.22%	1.47%	1.31%	1.23%	1.12%

Without fee waivers and/or expense reimbursements	3.41%	3.95%	4.00%	2.63%	1.55%

Ratio of net investment income to average net assets	6.65%	6.49%	6.29%	5.63%	4.92%

Senior securities:
Asset coverage per $1,000 unit of senior indebtedness (e)	$3,350	$3,437	$3,442	$3,463	$3,959

Total borrowings (000’s omitted)	$30,550	$30,550	$30,550	$30,550	$30,550

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)
Calculated by subtracting the Trust’s total liabilities (not including the Borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Income Trust II

Notes to Financial Statements
February 28, 2026
NOTE 1–Significant Accounting Policies
Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company.
The Trust’s investment objective is to provide its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services – Investment Companies
.
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

23	Invesco High Income Trust II

The price the Trust could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Trust securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Trust could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– Effective March 20, 2025, the Trust declares and pays monthly dividends from net investment income to common shareholders. The source of monthly distributions may also include prior accumulated undistributed net investment income and, potentially, a return of capital. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

Prior to March 20, 2025, the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount based on a distribution rate of 8.5% of the market price per share on August 1, 2018.
E.
Federal Income Taxes
– The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU
2023-09
Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Trust did not pay any material income taxes, net of refunds during the period.
F.
Interest, Facilities and Maintenance Fees
– Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

G.
Accounting Estimates
– The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end
date and before the date the financial statements are released to print.

H.
Indemnifications
– Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Segment Reporting
– The Trust represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Trust’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Trust. The CODM monitors the operating results as a whole, and the Trust’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Trust’s financial statements.

J.
Cash and Cash Equivalents –
For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds that qualify as a cash equivalent and other investments held in lieu of cash.

K.
Securities Purchased on a When-Issued and Delayed Delivery Basis
– The Trust may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

24	Invesco High Income Trust II

amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.
The performance of the Trust may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Trust to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Trust’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Trust’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts
– The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Futures Contracts
– The Trust may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Trust currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Trust recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Trust’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Trust were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Trust would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.
Swap Agreements
– The Trust may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter
(“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Trust to maintain a pre-determined
level of net assets, and/ or provide limits regarding the decline of the Trust’s net asset value (“NAV”) per share over specific periods of time. If the Trust were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party
contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Trust’s ultimate Counterparty is a central clearinghouse. The Trust initially will enter into centrally cleared swaps through an executing broker. When a Trust enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Trust or may be received by the Trust, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller

25	Invesco High Income Trust II

would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances. The Trust’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Trust would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Trust would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Trust accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Trust’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the Trust to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2026, if any, for which the Trust is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Trust for the same referenced entity or entities.
P.
Collateral
–To the extent the Trust has designated or segregated a security as collateral and that security is subsequently sold, it is the Trust’s practice to replace such collateral no later than the next business day.

Q.
Bank Loan Risk
– Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

R.
Leverage Risk
– The Trust utilizes leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

S.
Other Risks
– Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Trust, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

26	Invesco High Income Trust II

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to any outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).
 Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
 The Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Trust in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.
 For the year ended February 28, 2026, the Adviser waived advisory fees of $1,683.
 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2026, expenses incurred under this agreement are shown in the Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.
 Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$89,696,968	$–	$89,696,968

Variable Rate Senior Loan Interests	–	5,441,545	1,635,073	7,076,618

Non-U.S. Dollar Denominated Bonds & Notes	–	1,870,780	–	1,870,780

Exchange-Traded Funds	782,880	–	–	782,880

Preferred Stocks	265,668	269,350	–	535,018

Common Stocks & Other Equity Interests	21,505	350,697	14	372,216

Money Market Funds	2,111,738	–	–	2,111,738

Total Investments in Securities	3,181,791	97,629,340	1,635,087	102,446,218

Other Investments – Assets*

Forward Foreign Currency Contracts	–	1,656	–	1,656

Other Investments – Liabilities*

Futures Contracts	(24,430)	–	–	(24,430)

Forward Foreign Currency Contracts	–	(13,898)	–	(13,898)

Swap Agreements	–	(26,836)	–	(26,836)

	(24,430)	(40,734)	–	(65,164)

Total Other Investments	(24,430)	(39,078)	–	(63,508)

Total Investments	$3,157,361	$97,590,262	$1,635,087	$102,382,710

*	Unrealized appreciation (depreciation).
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

27	Invesco High Income Trust II

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2026:

	Value 02/28/25	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/26

Variable Rate Senior Loan Interests	$-	$1,693,768	$(56,380)	$-	$(410)	$(1,904)	$-	$-	$1,635,073

Common Stocks & Other Equity Interests	51,798	-	(46,143)	-	(64,367)	58,725	-	-	14

U.S. Dollar Denominated Bonds & Notes	-	-	(352)	-	352	-	-	-	-

Total	$51,798	$1,693,768	$(102,875)	$-	$(64,425)	$56,821	$-	$-	$1,635,087

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Fair Value at 02/28/26	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value

Variable Rate Senior Loan Interests	$1,635,073	Third-Party Pricing	Broker Quote	99.00% - 100.25% of Par	99.57% of Par

Common Stocks & Other Equity Interests	14	Third-Party Pricing	Broker Quote	4.73% of Par	-

Total	$1,635,087

NOTE 4-Derivative Investments
The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2026:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$1,656
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$1,656

	Value
	Credit	Currency	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts -Exchange-Traded (a)	$-	$-	$(24,430)	$(24,430)

Unrealized depreciation on swap agreements - Centrally Cleared (a)	(26,836)	-	-	(26,836)

Unrealized depreciation on forward foreign currency contracts outstanding	-	(13,898)	-	(13,898)

Total Derivative Liabilities	(26,836)	(13,898)	(24,430)	(65,164)

Derivatives not subject to master netting agreements	26,836	-	24,430	51,266

Total Derivative Liabilities subject to master netting agreements	$-	$(13,898)	$-	$(13,898)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2026.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$152	$-	$152	$-	$-	$152

Deutsche Bank AG	1,504	-	1,504	-	-	1,504

Goldman Sachs International	-	(13,898)	(13,898)	-	-	(13,898)

Total	$1,656	$(13,898)	$(12,242)	$-	$-	$(12,242)

28	Invesco High Income Trust II

Effect of Derivative Investments for the year ended February 28, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$–	$(175,566)	$–	$(175,566)

Futures contracts	–	–	(77,586)	(77,586)

Swap agreements	(122,965)	–	–	(122,965)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	–	(21,342)	–	(21,342)

Futures contracts	–	–	(24,430)	(24,430)

Swap agreements	(26,836)	–	–	(26,836)

Total	$(149,801)	$(196,908)	$(102,016)	$(448,725)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$3,700,712	$4,559,445	$3,731,750

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and
Trustees’ and Officers’ Fees and Benefits
also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Trust may have certain former Trustees who participated in a retirement plan and receive benefits under such plan.
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.
NOTE 6–Cash Balances and Borrowings
The Trust has entered into a $35 million credit agreement with SSB, which has no scheduled expiration date. The Trust has the right to terminate the credit agreement upon at least 3 business days’ prior written notice. SSB has the right to terminate the credit agreement upon at least 180 days’ prior written notice. This credit agreement is secured by the assets of the Trust. The Trust is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.
During the year ended February 28, 2026, the Trust’s average daily balance of borrowing under the credit agreement was $30,550,000 with an average interest rate of 5.18%. The carrying amount of the Trust’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as
Interest, facilities and maintenance fees
.
Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2026 and 2025:

	2026	2025

Ordinary income*	$5,048,021	$5,213,465

Return of capital	2,377,203	2,303,464

Total distributions	$7,425,224	$7,516,929

*	Includes short-term capital gain distributions, if any.

29	Invesco High Income Trust II

Tax Components of Net Assets at
Period-End:

2026

Net unrealized appreciation - investments	$935,556

Net unrealized appreciation - foreign currencies	3,459

Temporary book/tax differences	(21,666)

Capital loss carryforward	(29,839,457)

Shares of beneficial interest	100,721,044

Total net assets	$71,798,936

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Trust has a capital loss carryforward as of February 28, 2026, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,317,495	$24,521,962	$29,839,457

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2026 was $140,292,494 and $145,110,113, respectively. As of February 28, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,048,853

Aggregate unrealized (depreciation) of investments	(1,113,297)

Net unrealized appreciation of investments	$935,556

Cost of investments for tax purposes is $101,447,154.
NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of return of capital distributions, on February 28, 2026, undistributed net investment income was increased by $2,536,542, undistributed net realized gain (loss) was decreased by $159,341 and shares of beneficial interest was decreased by $2,377,201. This reclassification had no effect on the net assets of the Trust.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 28,
	2026	2025

Beginning shares	6,498,037	6,498,037

Shares issued through dividend reinvestment	13,206	–

Ending shares	6,511,243	6,498,037

In September 2025, the Board of Trustees of the Trust approved the renewal of the Trust’s share repurchase program that allows the Trust to repurchase upto 25% of the
20-day
average trading volume of the Trust’s common shares when the Trust is trading at a 10% or greater discount to its net asset value. The Trust will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value. Shares repurchased by the Trust under this program, if any, are shown in the table above under the caption Shares redeemed.
NOTE 11–Dividends
The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2026:

Declaration Date	Amount per Share	Record Date	Payable Date

March 2, 2026	$0.0915	March 16, 2026	March 31, 2026

April 1, 2026	$0.0915	April 14, 2026	April 30, 2026

30	Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco High Income Trust II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Income Trust II (the “Trust”) as of February 28, 2026, the related statements of operations and cash flows for the year ended February 28, 2026, the statement of changes in net assets for each of the two years in the period ended February 28, 2026, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2026 and the financial highlights for each of the five years in the period ended February 28, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026 by correspondence with the custodian, transfer agents, portfolio company investee, agent banks, and brokers; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco High Income Trust II

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2026:

Federal and State Income Tax
Qualified Dividend Income*	1.25%
Corporate Dividends Received Deduction*	1.25%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	85.61%
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	70.97%
** The above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

32	Invesco High Income Trust II

Additional Information
Investment Objective, Policies and Principal Risks of the Trust

Recent Changes
The following information is a summary of certain changes made during the Trust’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Changes to Principal Risks
Effective March 20, 2025, the Board approved the termination of the Trust’s Managed Distribution Plan (the “Plan”). Due to this termination, the Trust’s “Distribution Risk” is no longer a principal risk of the Trust and has been removed from the Trust’s principal risk disclosures below. The removal of the Plan does not mean that the Trust’s monthly distributions are being eliminated, or that the monthly frequency and timing of distributions will be altered.
 Except as noted above, during the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objective
The investment objective of Invesco High Income Trust II (the “Trust”) is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Policies of the Trust
The Trust will invest primarily in high income producing fixed-income securities rated in the medium and lower categories by established rating agencies, or unrated securities determined by Invesco Advisers, Inc. (the “Adviser”) to be of comparable quality. Medium and lower grade securities are those rated BB or lower by S&P Global Ratings (“S&P”) or Ba or lower by Moody’s Ratings (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), or securities that are not rated but are believed by the Adviser to be of comparable quality.† Lower-grade securities are commonly referred to as “junk bonds.” No limitation exists as to the rating category in which the Trust may invest. If two or more NRSROs have assigned different ratings to a security, the Adviser uses the lowest rating assigned.
 The Trust generally defines high income producing fixed-income securities as corporate fixed-income securities rated between BB/Ba and C/C by S&P and Moody’s and are frequently issued by corporations in the growth stage of their development. Securities which are rated BB, B, CCC, CC and C are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
 In normal market conditions, at least 65% of the Trust’s assets will be invested in fixed-income securities. The fixed-income securities in which the Trust will invest will consist primarily of debt securities. “Fixed-income securities” which may be acquired by the Trust include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities. Most debt securities in which the Trust will invest will bear interest at fixed rates.
 However, the Trust reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits. Fixed-income securities which may be acquired also include preferred stocks that have cumulative or non-cumulative
dividend rights. Fixed-income securities also include convertible securities and zero coupon.
 The Trust may invest up to 35% of its total assets in securities rated higher than BB by S&P or higher than Ba by Moody’s or unrated securities of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow, (ii) when, consistent with seeking to maintain the dollar-weighted average maturity of the Trust’s portfolio of up to 12 years, high income producing fixed-income securities of appropriate maturities are unavailable or are available only at prices that the Adviser deems are unfavorable or (iii) when the Adviser determines that market conditions warrant a temporary, defensive policy.
 The Trust will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk. The Trust has a non-fundamental
investment policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, with no limitation on the maturity of individual securities that it may acquire. Subject to the Trust’s policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, the Adviser may seek to adjust the portfolio’s maturity based on its assessment of current and projected market conditions and all factors that the Adviser deems relevant. Any decisions as to the targeted maturity of the Trust’s portfolio or any particular category of investments or of the Trust’s portfolio generally will be made based on all pertinent market factors at any given time.

Convertible Securities
. Fixed-income securities in which the Trust may invest include convertible securities, which are securities that generally pay interest and may be converted into common stock. In selecting convertible securities for the Trust, the following factors, among others, will be considered by the Adviser: (1) the Adviser’s own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Trust’s portfolio as to issuers and industries; and (8) whether the securities are rated by Moody’s and/or S&P and, if so, the ratings assigned.
 Zero Coupon Securities
. Fixed-income securities also include zero coupon securities issued by corporations and other private entities. The Trust is permitted to invest up to 10% of its total assets in zero coupon securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.

Loans
. Consistent with the Trust’s strategy of investing in income securities, the Trust may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Trust invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Trust acquires direct rights against the borrower on the loan, however, the Trust’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Trust typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Trust may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

Restricted and Illiquid Securities
. The Trust may invest up to 20% of its total assets in fixed-income securities that are not readily marketable. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities in which the Trust may invest. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case
basis by the Adviser depending on the perceived liquidity of the security and market involved.

Rule 144A Securities and Other Exempt Securities
. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended.
Non-Dollar
Denominated Securities.
The Trust may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Trust may not invest more than 30% of its total assets in
non-U.S.
dollar denominated securities. The same

33	Invesco High Income Trust II

quality levels currently permitted by the Trust for all investments, will apply to foreign investments. The Trust may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries.
 The Trust may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency.

Derivatives
. The Trust can invest in derivative instruments, including swap contracts (including credit default swaps, total return swaps, interest rate swaps and volatility swaps), options (including interest rate options, credit default swap options and swaptions), futures contracts (including interest rate futures) and forward foreign currency contracts. The Trust can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Trust can further use total return swaps to gain exposure to a reference asset and volatility swaps to adjust the volatility profile of the Trust. The Trust can use options, including credit default swap options, to gain the right to enter into a credit default swap at a specified future date and swaptions (options on swaps) to manage interest rate risk. The Trust can also use options on bond or interest rate futures contracts to increase or reduce its exposure to interest rate changes.
 The Trust can engage in forward foreign currency contracts, currency futures and currency options to mitigate the risk of foreign currency exposure.
 Real Estate Investment Trusts
(“REITS”)
. The Trust may also invest in real estate investment trusts (REITs).

Exchange-Traded Funds
. The Trust may also invest in exchange-traded funds.

Borrowing
. The Trust currently utilizes leverage in the form of borrowings in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.

Money Market Funds
. To the extent permitted by applicable law and the Trust’s investment objectives, policies, and restrictions, the Trust may invest all or some of its short-term cash investments in money market funds, including money market funds advised or managed by the Adviser or its affiliates. When the Trust purchases shares of another investment company, including an affiliated money market fund, the Trust will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
 Temporary Defensive Investments.
The Trust may invest up to 100% of its assets in investments that may be inconsistent with the Trust’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Trust may not achieve its investment objective.

Investment Process
. In selecting securities for the Trust’s portfolio, the Adviser focuses on securities that it believes have favorable prospects for high current income and the possibility of growth of capital. The Adviser conducts a bottom-up
fundamental analysis of an issuer before its securities are purchased by the Trust. The fundamental analysis involves an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of borrowed debt). The credit research process utilized by the Trust to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Adviser may determine that ESG considerations are not material to certain issuers or types of investments held by the Trust and not all issuers or investments in the Trust may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Trust will rate strongly on ESG criteria. The bottom-up
fundamental analysis is supplemented by an ongoing review of the securities’ relative value compared with other similar rated bonds, and a top-down
analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the Trust’s risk by limiting the portfolio’s assets that are invested in any one security, and by diversifying the portfolio’s holdings over a number of different industries.
 Although the Trust is actively managed, it is reviewed regularly against its style-specific benchmark index (the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index) to assess the portfolio’s relative risk and its positioning.
 Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Trust’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Trust’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Trust.
Principal Risks of Investing in the Trust
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:

Market Risk
. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crisis or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value. Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as
non-U.S.
issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy, global financial markets as a whole and the securities to which the Trust has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental
organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Trust invests.
∎
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension
. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example continuing conflicts between Russia and Ukraine in Europe and the war in Iran, have the potential to adversely impact the Trust’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to issuers located in or with significant exposure to an impacted country or geographic regions.

High Yield Debt Securities (Junk Bond) Risk
. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities

34	Invesco High Income Trust II

involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. High yield debt securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Trust to a substantial risk of loss.

Debt Securities Risk
. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Trust is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Trust may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Trust’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
 Changing Fixed Income Market
Conditions Risk
. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Trust, including its operations, universe of potential investment options, and return potential.

Credit Risk
. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.

Interest Rate Risk
. Interest rate risk is the risk that rising interest rates will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.

Market Discount from Net Asset Value Risk
. Shares of
closed-end
investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Income Risk
. The income you receive from the Trust is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Trust may drop as well. The more the Trust invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Trust’s income risk.

Call Risk
. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders.

Convertible Securities Risk
. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.

Derivatives Risk
. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable

35	Invesco High Income Trust II

to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Forward Foreign Currency Contracts Risk
. Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Trust’s holdings as a consequence of market movements between the date the contract is entered into and the date it is sold, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.

Futures Contracts Risk
. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Trust may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Options Risk
. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Options transactions represent the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market value of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

Swap Transactions Risk
. Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Trust. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Trust faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.

Liquidity Risk
. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk
. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Rule 144A Securities and Other Exempt Securities Risk
. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”). These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Although such securities may be determined to be liquid, if there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Trust may have difficulty selling such securities at a desirable time or price. As a result, the Trust’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Trust) to keep certain offering information confidential, which could adversely affect the ability of the Trust to sell such securities.

Unrated Securities Risk
. The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-
grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Trust might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Trust buys it will not require the Trust to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Trust’s portfolio.

Borrowing and Leverage Risk
. The Trust can borrow up to
one-third
of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create “leverage.” In that case, changes in the value of the Trust’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Trust’s return if the yield on the securities purchased is less than those borrowing costs.

Foreign Exposure Risk
. Although the Trust may invest in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate. The international operations of many companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Emerging Markets Investment Risk
. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may have greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions and also may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Unexpected market closures may also affect investments in emerging markets. Settlement procedures may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or dispose of portfolio securities in a timely manner. As a result there could

36	Invesco High Income Trust II

be subsequent declines in value of the portfolio security, a decrease in the level of liquidity of the portfolio, or, if there is a contract to sell the security, a possible liability to the purchaser.
 Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited which can impede the Trust’s ability to evaluate such companies. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (PCAOB) inspection, investigation and enforcement capabilities, which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
 Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging market countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking). Certain governments may require approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
 Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. The governments in some emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.
 Other risks of investing in emerging market securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Risk of Investing in Loans
. There are a number of risks associated with an investment in loans including credit risk, interest rate risk, liquidity risk, valuation risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Trust’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding loans is also directly tied to the risk of insolvency or bankruptcy of the borrower. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. The value of loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Trust to lose income or principal on a particular investment, which in turn could affect the Trust’s returns. Additionally, valuation of loans may require greater research due to limited public information available and elements of judgment may play a greater role in valuation since there may be a lack of objective data available. Loans may include floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Trust may experience lower levels of recoveries than has historically been the norm.

ESGRisk
. Because the Trust evaluates ESG factors to assess and exclude certain investments for non-financial
reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that score favorably under the Trust’s ESG scoring methodology may underperform similar issuers that do not score as well or may underperform the market as a whole. As a result, the Trust may underperform funds that do not screen or score issuers based on ESG factors or funds that use a different ESG methodology. Information used by the Trust to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Trust’s ability to apply its methodology, which in turn could negatively impact the Trust’s performance. In addition, the Trust’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Trust’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Preferred Securities Risk
. Preferred securities are subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred securities.
Preferred securities may be less liquid than many other types of securities, such as common stock, and generally provide no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred securities generally pay dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred securities to a greater risk of non-payment
than more senior securities. Because of the subordinated position of preferred securities in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities’ quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of preferred securities may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return. Variable rate preferred securities may be subject to greater liquidity risk than other preferred securities, meaning that there may be limitations on the Trust’s ability to sell those securities at any given time. In addition, the floating rate feature of such preferred securities means that they generally will not experience capital appreciation in a declining interest rate environment.
 Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Trust owns a security that is deferring or omitting its distributions, the Trust may be required to report the distribution on its tax returns, even though it may not have received any income. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend.

REIT Risk/Real Estate Risk
. Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap
companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations held by the Trust, the Trust may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the
COVID-19
pandemic, which has resulted in a waning demand for commercial office space. These

37	Invesco High Income Trust II

developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Trust invests.

Exchange-Traded Funds Risk
. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) the market price of an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively managed exchange-traded fund may not accurately track the performance of the reference asset; and (5) a passively managed exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Trust indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Trust may invest are leveraged. Investing in leveraged exchange-traded funds may result in economic leverage, which does not result in the possibility of the Trust incurring obligations beyond its investments, but nonetheless permits the Trust to gain exposure that is greater than would be the case in an unlevered instrument, which can result in greater volatility.

Zero Coupon or
Pay-In-Kind
Securities Risk
. Zero coupon and
pay-in-kind
securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying
instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind
securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind
securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans.
Pay-in-kind
securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind
securities.

U.S. Government Obligations Risk
.U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States, which may be negatively affected by an actual or threatened failure of the U.S. government to pay its obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Money Market Fund Risk
. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Trust may lose money by investing in money market funds. A money market fund’s sponsor is not required to reimburse the money market fund for losses. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.

Valuation Risk
. The price the Trust could receive upon the sale of a portfolio investment may differ from the Trust’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of
non-U.S.
issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a
non-U.S.
security held by the Trust. When market quotations are not readily available for Trust investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Trust could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Trust’s net asset value, and it is possible that the Trust could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Management Risk
. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.
Fundamental Investment Restrictions
The Trust is subject to the following investment restrictions, which may be changed only by a vote of the Trust’s outstanding shares:
 1. The Trust is a “diversified company” as defined in the 1940 Act. The Trust will not purchase the securities of any issuer if, as a result, the Trust would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (the “SEC”) staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Trust may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Trust may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
 2. The Trust may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
 3. The Trust may not underwrite the securities of other issuers. This restriction does not prevent the Trust from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the Securities Act of 1933, as amended.
 4. The Trust may not make personal loans or loans of its assets to persons who control or are under common control with the Trust, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Trust from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
 5. The Trust may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Trust from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
 6. The Trust may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Trust.
 7. The Trust will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Trust’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or
(ii) tax-exempt
obligations issued by governments or political subdivisions of governments. In complying with this restriction, the

38	Invesco High Income Trust II

Trust will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

39	Invesco High Income Trust II

Trustees and Officers
The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustees
Jeffrey H. Kupor 1 - 1968 Trustee	2024
Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			149	None
Douglas Sharp 1 - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman, Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited	149	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Income Trust II

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President and Key Account Manager, Liberty Funds Distributor, Inc.	149
Director, Board of Directors of Caron Engineering Inc. Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit);
President and Director of Grahamtastic Connection
(non-profit);
and Trustee of certain Oppenheimer Funds

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	149	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads);;Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	149
Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization); and Independent Directors Council (professional organization) Formerly: Textainer Global Holdings (holding company)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Board Member of the regional board, First Financial Bank Texas; Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	149	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP
			149
Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	149	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	149	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Edward Perkin - 1972 Trustee	2025	Former: Chief Investment Officer, Equity, Eaton Vance	149	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	149	None

T-2	Invesco High Income Trust II

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	149	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.

T-3	Invesco High Income Trust II

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1; Secretary and Senior Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC; Director, Tremont (Bermuda) Limited; Assistant Secretary, W.L. Ross & Co., LLC; Assistant Secretary, Invesco Private Capital, Inc.; and Assistant General Counsel and Assistant Secretary, Invesco Senior Secured Management, Inc.

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc.; Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Assistant Vice President, Invesco Funds
			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1.

Formerly: Director, Invesco Trust Company; Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.
			N/A	N/A

T-4	Invesco High Income Trust II

Trustees and Officers
–(continued)

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Computershare Trust Company, N.A
2005 Market Street, Suite 2600	787 Seventh Avenue	250 Royall Street
Philadelphia, PA 19103-7018	New York, NY 10019	Canton, MA 02021

T-5	Invesco High Income Trust II

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Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Trust holdings and proxy voting information
The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.
 A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
 Information regarding how the Trust voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-05769	VK-CE-HINC2-AR-1

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended February 28, 2026.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is “independent” within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2026	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025
Audit Fees	$49,412	$42,290
Audit-Related Fees(1)	$490	$0
Tax Fees(2)	$14,719	$14,933
All Other Fees	$0	$0

Total Fees	$64,621	$57,223

(1)	Audit-Related Fees for the fiscal year ended 2026 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended 2026 and 2025 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2026 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,195,000	$1,141,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,195,000	$1,141,000

(1)	Audit-Related Fees for the fiscal years ended 2026 and 2025 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,726,000 for the fiscal year ended February 28, 2026 and $6,489,000 for the fiscal year ended February 28, 2025. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,935,719 for the fiscal year ended February 28, 2026 and $7,644,933 for the fiscal year ended February 28, 2025.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Anthony LaCava, Jr., Cynthia Hostetler, Eli Jones, James Liddy, Teresa Ressel and Daniel Vandivort.

(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective March 2026

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Scope of Policy	3

II.	Global Proxy Voting Operational Procedures	3
	A. Oversight and Governance	3
	B. The Proxy Voting Process	4
	C. Proxy Voting Administration	4
	D. Retention and Oversight of Proxy Service Providers	5
	E. Disclosures and Recordkeeping	6
	F. Market and Operational Limitations	7
	G. Securities Lending	7
	H. Conflicts of Interest	8
	I. Voting of Affiliated Holdings and Funds of Funds	9
	J. Review of Policy	9

III.	Our Good Governance Principles	9
	A. Transparency	10
	B. Accountability	11
	C. Board Composition and Effectiveness	13
	D. Capitalization	15
	E. Environmental and Social Issues	16
	F. Executive Compensation and Performance Alignment	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

●
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
●
Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
●
Invesco held shares on the record date but sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
●
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issue.

I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
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Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
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Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
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Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:

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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
●
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
●
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
●
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
●
We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
●
We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
●
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
●
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
●
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
●
whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
●
the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal.
Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.

F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally support proposals requiring submission of severance agreements for certain senior executives for shareholder ratification.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
●
Invesco S&P 100 Equal Weight ETF

Proxy Voting Guidelines
for
Invesco Asset Management (Japan) Limited

Invesco Japan Proxy Voting Guideline
Invesco Japan (hereinafter “we” or “our) votes proxies to maximize the interests of our clients (investors) and beneficiaries in the long term, acknowledging the importance of corporate governance based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries are to expand the corporate value or the shareholders’ economic interests or prevent damage thereto. Proxy voting is an integral part of our stewardship activities, and we make voting decisions considering whether the proposal would contribute to corporate value expansion and sustainable growth.
To vote proxies adequately, we have established the Responsible Investment Committee and developed the Proxy Voting Guideline to govern the decision-making process of proxy voting. While we may seek advice from an external service provider based on our own guidelines, our investment professionals make voting decisions in principle, based on the proxy voting guideline, taking into account whether they contribute to increasing the subject company’s shareholder value.
Responsible proxy voting and constructive dialogue with investee companies are important components of stewardship activities. While the Proxy Voting Guideline are principles for our voting decisions, depending on the proposals, we may make an exception if we conclude that such a decision is in the best interests of clients (investors) and beneficiaries after having constructive dialogue with the investee companies. In such a case, approval of the Responsible Investment Committee shall be obtained.
The Responsible Investment Committee consists of members including Chief Investment Officer, as the chair, Head of Compliance, Head of ESG, investment professionals nominated by the chair and the other members, including persons in charge at the Client Reporting department.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from them.
Proxy Voting Guidelines
1. Appropriations of Retained Earnings and Dividends
We decide how to vote on proposals seeking approval for appropriations of retained earnings and dividends, taking into account the subject company’s financial conditions and business performance, shareholders’ economic interests and so on.
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Taking into account the company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the proposals unless reasonable explanations are given by the company.
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With respect to the company where the Board of Directors determines appropriations of retained earnings, taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the reappointment of board directors unless reasonable explanations are given by the company.
●
Taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting for shareholder proposals increasing shareholder returns.

2. Appointment of Board Directors
We decide how to vote on proposals concerning the appointment of board directors, taking into account their independence, competence, anti-social activity records (if any), and so on. Furthermore, we decide how to vote on the reappointment of board directors, taking into account their corporate governance practices, accountability during their tenures, the company’s business performance and anti-social records (if any), and so on in addition to the above factors.
Board directors should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
Independent outside directors are expected to play a significant role, such as safeguarding minority shareholders’ interests through action based on their insights to increase the company’s corporate value. It is desirable to enhance the board’s governance function with independent outside directors accounting for the board majority. However, given the challenge to secure competent candidates, we also recognize that it is difficult for all the companies, irrespective of their size, to deploy the independent outside directors’ majority on the Board.
Sufficient disclosure is a prerequisite for reflecting the assessment of independence and suitability of director candidates and board composition in voting decisions. Currently, there are cases where sufficient information cannot be obtained due to insufficient disclosure on a board chair, each committee’s function and committee chairs in Notice of Annual General Meeting (AGM) and a corporate governance report, as well as untimeliness of these issuances. We generally make decisions based on Notice of AGM, a corporate governance report and an annual securities report disclosed by the time of voting. However, this shall not apply if we obtain such information from direct engagement with the company or find relevant disclosure elsewhere.
(1)
Independence
We generally vote for the appointment of outside directors. However, we generally vote against if a candidate is not regarded as independent of the subject company. It is desirable that the company discloses information, such as numerical data, which supports our decision on board independence.
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We view the following outside director candidates are not independent enough.
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Candidates who have been working for the following companies for the last ten years or are those people’s relatives.
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The subject company
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Its subsidiary
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Its parent company
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Candidates who have been working for the following companies for the last five years or are those people’s relatives.
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Shareholders who own more than 10% of the subject company
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Principal loan lenders
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Principal securities brokers
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Major business partners
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Auditors
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Audit companies, consulting companies or any related service providers which have any consulting contracts with the subject company
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Any other counterparts which have any interests in the subject company

In cases other than above, we separately scrutinize the independence of candidates who are regarded as not independent enough.
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We take extra care when we assess the independence of candidates from a company which is regarded as a policy shareholder under cross shareholding, mutually sends outside directors to each other, and so on, as such cases potentially raise doubts about their independence. The company should give reasonable explanations. It is also desirable that the company contrives the timing and method of disclosure to allow investors to understand those relationships enough.
●
We judge board independence according to the stock exchange’s independence criteria with emphasizing independence ensured practically. We consider each company’s business environment and make the best effort to engage with the subject company to determine the independence of the candidates.
●
We regard an outside director with a significantly long tenure as non-independent and consider voting against the reappointment of such an outside director. We generally consider voting against the reappointment of outside directors whose tenures are longer than ten years.
●
If the subject company is a company with Audit Committee, we judge the independence of outside director candidates who become audit committee board members using the same independence criteria for the appointment of statutory auditors in principle.
●
We generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors of the subject company account for less than 1/3 of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
●
In case the subject company has a parent company or controlling shareholders, we generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors account for less than half of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
(2)
Attendance rate and concurrent duties
●
All members are expected to attend board and respective committee meetings in principle. A Company is generally obligated to facilitate all members to attend these meetings. We generally vote against the reappointment of board directors who attended less than 75% of board or respective committee meetings.
●
We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
●
We take extra care when we assess the capability of board directors who have many concurrent duties as a director or statutory auditor of listed companies, as such cases potentially raise doubts about their capacity given the importance of directors’ role and responsibilities. Accordingly, we consider voting against the appointment of board directors who perform five or more duties as a director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of directors who perform three or more duties.
●
If a company nominates a board director with many concurrent duties, it should provide reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.

(3)
Company’s business performance
●
We consider voting against the reappointment of board directors if the subject company made a loss for the three consecutive years during their tenures.
●
We consider voting against the reappointment of board directors if we judge that the subject company’s business performance significantly lags the peers in the same industry during their tenures.
●
We consider voting against top executives if, concerning capital efficiency including return on capital, effective business strategies achieving corporate value expansion and sustainable growth are not demonstrated, and appropriate disclosures and sufficient constructive dialogues are not conducted.
(4)
Company’s anti-social activities
●
If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant effect on society during a board tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of top executives, board directors in charge of those cases and audit committee board members at a company with Audit Committee or three Committees, considering the impact on shareholder value.
●
With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees. However, in case final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
●
With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of both the subsidiary or affiliate and the holding or parent company. However, we may vote on a case-by-case basis, depending on the importance of the disposition to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
●
With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees.
●
We consider voting against the reappointment of board directors if the subject company engages in window dressing or inadequate accounting practices during their tenures.
(5)
Activities against shareholder interest
●
If a company raises capital through an excessively dilutive third-party allotment without a shareholders’ meeting’s approval, we consider voting against the reappointment of board directors, particularly top executives.
●
If a company raises capital through a large-scale public offering without reasonable explanations, we consider voting against the reappointment of board directors, particularly top executives.
●
If a company does not execute a shareholder proposal regarded as favorable for minority shareholders receiving the majority support from shareholders or does not make a similar company proposal at an AGM in the following year, we consider voting against the appointment of top executives.

(6)
Others
●
If a company insufficiently discloses board director candidates’ information, we generally vote against such candidates.
3. Composition of Board of Directors
While each company’s board structure would differ depending on its size and so on, we believe that a company with three Committees (Nomination, Audit and Remuneration) is desirable to achieve better governance as a listed company. For a company with Board of Statutory Auditors (Kansayaku) or Audit Committee, it is also desirable to voluntarily deploy a Nomination Committee, a Remuneration Committee and other necessary committees. Besides, it is desirable that Board Chair is an independent outside director. We believe that a highly transparent board composition ensures management accountability and contributes to sustained enterprise value expansion. Finally, the disclosure of the third-party assessment on the Board of Directors is desirable.
To strengthen the Board of Directors’ monitoring function and increase its transparency and effectiveness, we believe it is important to ensure gender, nationality, career, and age diversity in principle. It is desirable that each company adopts a skills matrix that defines the diversity and expertise required to fulfill the Board’s responsibilities reflecting its situation and selects director candidates accordingly.
We are concerned about retired directors assuming consulting, advisory or other similar positions which could negatively impact transparency and decision making of the Board. If such positions exist, and retired directors assume them, it is desirable that the company discloses their existence, their expected roles and contributions and compensations for such posts.
(1)
Number of board members and change in board composition
●
We decide how to vote on proposals concerning the number of board members and change in board composition, taking into account the impacts on the subject company and shareholders’ economic interests compared to the current situations.
●
The number of board members should be optimized to make the right management decision at the right time. We may consider each company’s business situation and scale. However, we generally consider voting against the appointment of top executives and a nominating committee chair at a company three Committees if the number of board members is expected to exceed 20 without decreasing from the previous AGM, and reasonable explanations are not given.
●
We generally vote against the appointment of top executives and a nomination committee chair at a company three Committees if a decrease in outside directors or an increase in internal directors significantly reduces the percentage of outside directors, which potentially causes governance problems.
●
If there are two or more females on the Board, we consider voting against the appointment of top executives and a nomination committee chair at a company three Committees. However, this shall not apply if 20% or more of board members are females, or we confirm sufficient planning or special circumstances on increasing the number of female directors in engagements.
●
We believe that board diversity is important and may set a higher target for a female board member ratio in the future. Similarly, we may set a racial and nationality diversity target, especially for companies with global business operations.
(2)
Procedures of board director appointment, scope of their responsibilities and so on
●
We decide how to vote on proposals concerning change in board director appointment procedures, taking into account the rationales, and so on, compared to the current procedures.
●
We generally vote against proposals reducing board directors’ responsibilities for financial damages on fiduciary duty breach.

●
Board directors’ responsibilities include effective monitoring of top executives succession planning. The Nomination Committee at a company with three Committees or the arbitrary Nomination Committee created at a company with the other governance structures should provide effective monitoring of successor development and appointment with transparency. It is desirable that an independent outside director serves as Nomination Committee Chair. If we judge that the succession procedure significantly lacks transparency and rationality, we consider voting against the appointment of top executives.
4. Appointment of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the appointment of statutory auditors, taking into account their independence, competence and anti-social activities records (if any), and so on. We decide how to vote on the reappointment of statutory auditors, taking into account their corporate governance practices and accountability during their tenures, the company’s anti-social activity records, and so on in addition to the above factors.
Statutory auditors and audit committee board directors at a company with Audit committee or three Committees should have deep knowledge specialized in accounting, laws and regulations and should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
(1)
Independence
●
We generally vote against the appointment of outside statutory auditors without independency.
●
In general, a person who has no relationship with the subject company other than a statutory auditor appointment is regarded as independent.
●
We regard that an outside statutory auditor with a significantly long tenure is not independent and generally vote against the reappointment of such an outside statutory auditor. We generally consider voting against the candidate whose tenure is longer than ten years.
(2)
Attendance rate and concurrent duties
●
All statutory auditors are expected to attend board or board of statutory auditors meetings in principle. A companies is generally obligated to facilitate all statutory auditors to attend these meetings. We generally vote against the reappointment of statutory auditors who attended less than 75% of board or board of statutory auditors meetings.
●
We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
●
We take extra care when we assess the capability of statutory auditors who have many concurrent duties as an director or statutory auditor of listed companies, as such cases potentially rise doubts about their capacity, given the importance of statutory auditors’ role and responsibilities. Accordingly, we consider voting against the appointment of statutory auditors who perform five or more duties as a board director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of statutory auditors who perform three or more duties.
●
If a company nominates a statutory auditor with many concurrent duties, it should give reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.
(3)
Accountability
●
If there are material concerns about a published audit report or audit procedures, or insufficiencies of required disclosures, we vote against the reappointment of statutory auditors.

(4)
Company’s anti-social activities
●
If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant impact on society during a statutory auditor’s tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of statutory auditors, considering the impact on shareholder value.
●
With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of statutory auditors. However, in case the final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
●
With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of statutory auditors of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of statutory auditors of both the subsidiary or affiliate and the holding or parent company. However, we may decide on a case-by-case basis, depending on the importance of the dispositions to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
●
With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of statutory auditors.
●
We consider voting against the reappointment of statutory auditors if the subject company engages in window-dressing or inadequate accounting practices during their tenures.
5. Composition of Board of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the number of members or change in composition of the board of statutory auditors, taking into account the impact on the subject company and shareholders’ economic interests compared to the current situations.
●
We consider an increase in statutory auditors favorably. However, in case of a decrease, we consider voting against the reappointment of top executives unless clear and reasonable explanations are given.
●
We consider the same for audit committee board members for a company with Audit Committee.
6. Appointment of Accounting Auditors
We decide how to vote on proposals concerning the appointment and replacement of accounting auditors, taking into account their competence, audit fee levels, and so on.
●
We generally vote against the reappointment of statutory auditors (Kansayaku) or audit committee board members at a company with Audit Committee or three Committees if we judge that a company reappoints an accounting auditor without replacing it despite the following accounting audit problems.
●
It is determined that an accounting auditor provides an unfair opinion on the company’s financial conditions.
●
In case there are concerns on financial statements, required disclosures are insufficient.
●
In case an accounting auditor has a service contract other than accounting audit services with the subject company, it is regarded that such a contract creates a conflict of interest between them.
●
Excessive audit fees are paid.
●
It is regarded that an accounting auditor makes fraud or negligence.

●
If it is regarded that an accounting auditor has issues in other company’s audits, in case a company appoints or reappoints the accounting auditor without replacing it, we take the impact on the company’s corporate value full consideration into voting decisions.
●
We generally vote against proposals concerning accounting auditor replacement if it is regarded that a company changes an incumbent accounting auditor due to a dispute about accounting principles.
7. Compensation for Board Directors, Statutory Auditors (Kansayaku) and Employees
(1)
Board directors’ salaries and bonuses
●
It is desirable to increase the proportion of stock incentive plans in board directors’ salaries and bonuses, on condition that a performance-based compensation structure is established, transparency, such as disclosures of a benchmark or formula laying the foundations for calculation, ensures accountability, and the impact on shareholders, such as dilution, are taken into considerations. The Remuneration Committee at a company with three Committees (Nomination, Audit and Remuneration) or the arbitrary Remuneration Committee preferably deployed at a company with the other governance structures should ensure the accountability of compensation schemes. It is desirable that an independent outside director serves as Remuneration Committee Chair.
●
We consider voting against proposals seeking approval for salaries and bonuses in the following cases.
●
Negative correlation between company’s financial performance and directors’ salaries and bonuses are observed.
●
Inappropriate systems and practices are in place.
●
The total amount of salaries and bonuses is not disclosed.
●
Management failures, such as a significant share price decline or serious earnings deterioration, are apparent.
●
The remuneration proposal includes people determined to be responsible for activities against shareholder interest.
●
We generally vote for shareholder proposals requesting disclosure of individual directors’ salaries and bonuses.
●
If a company implements any measures ensuring transparency other than disclosure, we take it into consideration.
●
If there is no proposal seeking approval for directors’ salaries and bonuses, and the compensation structure lacks transparency, we consider voting against the appointment of top executives.
●
We generally vote against bonuses for statutory auditors at a company with Board of Statutory Auditors and audit committee board members at a company with Audit Committee.
●
We separately consider voting to audit committee board members at a company with three Committees.
(2)
Stock incentive plans
●
We decide how to vote on proposals concerning stock incentive plans, including stock options and restricted stock units, taking into account the impact on shareholder value and rights, compensation levels, the scope, the rationales, and so on.
●
We generally vote against proposals seeking to lower the strike price of stock options.
●
We generally vote for proposals seeking to change the strike price on condition that shareholders’ approval is required every time.

●
We generally vote against stock incentive plans if the terms and conditions for exercising options, including equity dilution, lack transparency. We generally consider voting against proposals potentially causing 10% or more equity dilution.
●
It is desirable that stock incentive plans is a long-term incentive aligned with sustainable growth and corporate value expansion. As such, we generally vote against stock incentive plans allowing recipients to exercise all the rights within two years after vested for the subject fiscal year. However, this shall not apply to recipients who retire during the subject fiscal year. We assess the validity if a vesting period is regarded as too long.
●
We generally vote against stock incentive plans granted to statutory auditors and audit committee board members at a company with Audit Committee.
●
We separately consider stock incentive plans granted to audit committee board members, including both inside and outside directors, at a company with three Committees.
●
We generally vote against stock incentive plans granted to any third parties other than employees.
●
We generally vote against stock incentive plans in case a company is likely to adopt the plans as takeover defense.
(3)
Employee stock purchase plan
●
We decide how to vote on proposals concerning employee stock purchase plans, taking into account the impact on shareholder value and rights, the scope and the rationales, and so on.
(4)
Retirement benefits for board directors
●
We decide how to vote on proposals concerning grant of retirement benefits, taking into account the scope and scandals (if any) of recipients and business performance and scandals (if any) of the subject company, and so on.
●
We generally vote for proposals granting retirement benefits if all the following criteria are satisfied.
●
The granted amount is disclosed.
●
Outside directors, statutory auditors and audit committee board members at a company with Audit Committees are excluded.
●
Recipients do not cause any significant scandals during their tenures.
●
The subject company does not make a loss for the three consecutive years, or its business performance is not determined to significantly lag behind the peers in the same industry.
●
The company does not cause scandals that significantly impact society and damage, or are unlikely to damage, shareholder value during their tenures.
●
The company does not engage in window-dressing or inadequate accounting practices during their tenures.
8. Cross-shareholdings
If a company holds shares for the sake of business relations (cross shareholdings), the company should explain the medium- to long-term business and financial strategies, including capital costs, and disclose proxy voting guidelines, voting results, and so on. If the company does not give reasonable explanations and engage in constructive dialogues, we consider voting against the appointment of top executives. It is important that the company does not hinder the sales/reduction of cross shareholdings when a policy shareholder intends. In addition, a company should formulate a policy for institutional investor engagements, considering its shareholder composition, and conduct business with an awareness of capital costs and stock prices.
●
If a company's cross shareholdings account for 20% or more of its net assets, we generally consider voting against the appointment of top executives. However, this shall not apply if we confirm that the company makes a reduction, does sufficient planning or has industry-specific circumstances that should be taken into consideration in engagement.
9. Capital Policy
As a listed companies’ capital policy is likely to significantly impact shareholder value and interests, a company should implement a rational capital policy and explain capital policy guidelines to shareholders. We consider voting against proposals concerning capital policies that we judge damage shareholder value. If a company has a capital policy that is not part of proposals at an AGM but regarded to damage shareholder value, we consider voting against the reappointment of board directors.
●
It is undesirable that a company intends to maintain or increase so-called “friendly” stable shareholders and infringes minority shareholders’ rights by the third-party allotment, treasury stocks transfer or company management holdings’ transfer to foundations affiliated with the company.
(1)
Change in authorized shares
●
We decide how to vote on proposals seeking to increase authorized shares, taking into account the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
●
We generally vote for proposals seeking to increase authorized shares if we judge that not increasing authorized shares is likely to lead to delisting or have a significant impact on a going concern.
●
We generally vote against proposals seeking to increase authorized shares after an acquirer emerges.
(2)
New share issue
●
We decide how to vote on new share issues, taking into account the rationales, the terms and conditions of issues, the impact of dilution on shareholder value and rights and the impact on the sustainability of stock market listing or a going concern, and so on.
(3)
Share repurchase and reissue
●
We decide how to vote on proposals concerning share repurchase or reissue, taking into account the rationales, and so on.
(4)
Stock split
●
We generally vote for proposals seeking a stock split.
(5)
Consolidation of shares (reverse stock split)
●
We decide how to vote on proposals seeking consolidation of shares, taking into account the rationale, and so on.
(6)
Preferred shares
●
We generally vote against proposals seeking to issue blank-cheque preferred shares or increase authorized shares without specifying voting rights, dividends, conversion and other rights.
●
We generally vote for proposals seeking to issue preferred shares or increase authorized shares if voting rights, dividends, conversion and other rights are specified, and those rights are regarded as reasonable.
●
We generally vote for proposals requiring approvals for preferred shares issues from shareholders.
(7)
Convertible bonds
●
We decide how to vote on proposals seeking to issue convertible bonds, taking into account the number of new shares, the time to maturity, and so on.

(8) Corporate bonds and credit facilities
●
We decide how to vote on proposals concerning a corporate bond issue or a credit facility expansion, taking into account the subject company’s financial conditions, and so on.
(9) Debt capitalization
●
We decide how to vote on proposals seeking to change the number of authorized shares or issue shares for debt restructuring, taking into account the terms and conditions of the change or the issue, the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
(10) Capital reduction
●
We decide how to vote on proposals concerning capital reduction, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
●
We generally vote for proposals seeking capital reduction following standard accounting procedures.
(11) Financing plan
●
We decide how to vote on proposals concerning a financing plan, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
(12) Capitalization of reserves
●
We decide how to vote on proposals seeking capitalization of reserves, taking into account the rationales, and so on.
10. Amendment to Articles of Incorporation and Other Legal Documents
(1) Change in an accounting period
●
We generally vote for proposals seeking to change an accounting period unless it is regarded as an aim to delay an AGM.
(2) Amendment to articles of incorporation
●
We decide how to vote on proposals to amend an article of incorporation, taking into account the impact on shareholder value and rights, the necessity, the rationales, and so on.
●
We generally vote for proposals seeking to amend an article of incorporation if it is required by law.
●
We generally vote against proposals seeking to amend an article of incorporation if we judge that it is likely to infringe shareholder rights or damage shareholder value.
●
We generally vote for transition to a company with three Committees.
●
We decide how to vote on proposals seeking to relax or eliminate special resolution requirements, taking into account the rationale.
●
We are concerned about retired directors assuming advisory, consulting, or other similar positions which could negatively impact on transparency and decision making of the Board of Directors. We generally vote against proposals seeking to create such a position.
●
We generally vote for proposals seeking to authorize a company to hold virtual-only meetings, taking into account the impact on shareholder value and rights.
●
We will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

●
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting,
●
safeguard and clear and comprehensive description as to how and when shareholders submit and ask questions either in advance of or during the meeting,
●
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions, and
●
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote on proposals during the time the polls are open.
(3) Change in a quorum for an annual general meeting (AGM)
●
We decide how to vote on proposals concerning change in quorum for an AGM, taking into account the impact on shareholder value and rights, and so on.
11. Company Organization Change
(1) Change in a registered company name and address
●
We decide how to vote on proposals seeking to change a registered company name, taking into account the impact on shareholder value, and so on.
●
We generally vote for proposals seeking to change a registered address.
(2) Company reorganization
●
We decide how to vote on proposals concerning the following company reorganization, taking into account their respective impacts on shareholder value and rights, the subject company’s financial conditions and business performance, and the sustainability of stock market listing or a going concern, and so on.
Mergers and acquisitions
Business transfers
Company split (spin-off)
Asset sale
Company sale
Liquidation
12. Proxy Fight
(1)
Proxy fight
●
We decide how to vote on proposals concerning the appointment of directors with opposition candidates, taking into account their independence, competence, anti-social activity records (if any), corporate governance practices and accountability of the candidates and business performance and anti-social activity records (if any) of the subject company, the proxy fight background, and so on.
(2)
Proxy context defense
●
Classified board
●
We generally vote against proposals seeking to introduce a classified board.
●
We generally vote for proposals seeking to set a director's term of one year.
●
Shareholder rights to remove a director

●
We generally vote against proposals seeking to tighten requirements for shareholders to remove a director.
●
Cumulative voting
●
We decide how to vote on proposals seeking to introduce cumulative voting for director appointments, taking into account the background, and so on.
●
We decide how to vote on proposals seeking to terminate cumulative voting for director appointment, taking into account the background, and so on.
13. Takeover Defense
We believe that management and shareholder interest is not always aligned. As such, we generally vote against the creation, amendment and renewal of takeover defense measures that we judge decrease shareholder value or infringes shareholder rights. We generally vote against the reappointment of directors if takeover defense measures are not part of proposals at an AGM but are regarded to decrease shareholder value or infringes shareholder rights.
●
Relaxing requirements to amend articles of incorporation and company policies
●
We decide how to vote on proposals seeking to relax requirements to amend articles of incorporation or company policies, taking into account the impact on shareholder value and rights, and so on.
●
Relaxing of requirements for merger approval
●
We decide how to vote on proposals seeking to relaxing requirements for merger approval, taking into account the impact on shareholder value and rights, and so on.
14. Environment, Social and Governance (ESG)
We support the United Nations Principles for Responsible Investment (UN PRI) and acknowledge that company’s ESG practices are an important factor in investment decision making. Thus, we consider voting against the reappointment of top executives and directors in charge if we judge that there is an issue that could significantly damage corporate value. We consider voting for proposals related to ESG materiality, including climate change or diversity, if we judge that such proposals contribute to preventing from damaging or expanding corporate value. If not, we consider voting against such proposals.
15. Disclosure
Disclosure and constructive dialogues based thereon are important in proxy voting and investment decision making. Furthermore, proactive disclosure and effective engagement are desirable as demand for ESG disclosure, including climate change, has been increasing, and the disclosure frameworks have been rapidly progressing.
●
We generally vote against proposals that lack sufficient disclosure to make proxy voting decisions.
●
We generally vote for proposals seeking to enhance disclosures if such information is beneficial to shareholders.
●
If a company’s financial and non-financial disclosures is significantly poor, and if the level of investor relations activities by management or people in charge is significantly low, we consider voting against the reappointment of top executives and directors in charge.
16. Conflict of Interest
We abstain from voting proxies of the following companies that are likely to have a conflict of interest. We also abstain from voting proxies with respect to the following investment trusts that are managed by us or Invesco group companies, as a conflict of interest may rise.
●
Companies and investment trusts that we abstain from voting proxies:

●
Invesco Ltd.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of the Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from the Investment and Sales departments.
Proxy voting and stewardship activities are reported to the Responsible Investment Committee. The Responsible Investment Committee approves them. Besides, the Compliance department reviews whether conflicts of interest are properly managed in proxy voting and then reports the results to the Conflict of Interest Oversight Committee. Furthermore, the results are reported to the Executive Committee in Tokyo and the Invesco Proxy Advisory Committee.
17. Shareholder Proposals
We vote on a case-by-case basis on shareholder proposals while we follow the Proxy Voting Guidelines in principle.
DISCLAIMER: The English version is a translation of the original in Japanese for information purposes only. In case of a discrepancy, the Japanese original will prevail. You can download the Japanese version from our website: http://www.invesco.co.jp/footer/proxy.html.
2092318-JP

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of February 28, 2026, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
●
Niklas Nordenfelt, CFA, Portfolio Manager, who has been responsible for the Trust since 2020 and has been associated with Invesco and/or its affiliates since 2020. Prior to 2020, he was associated with Wells Fargo Asset Management where he served as a Managing Director, Senior Portfolio Manager and Co-Head of US High Yield.
●
Rahim Shad, Portfolio Manager, who has been responsible for the Trust since 2021 and has been associated with Invesco and/or its affiliates since 2009.
●
Philip Susser, Portfolio Manager, who has been responsible for the Trust since 2021 and has been associated with Invesco and/or its affiliates since 2021. From 2001 to 2020, he was associated with Wells Fargo Asset Management where he served as a Senior Portfolio Manager and co-head of US High Yield.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 28, 2026 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco High Income Trust II
	Niklas Nordenfelt	None
	Rahim Shad	None
	Philip Susser	None

Assets Managed
The following information is as of February 28, 2026 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II
Niklas Nordenfelt	5	$5,244.2	3	$195.2	7	$530.6[1]
Rahim Shad	4	$1,152.2	2	$165.7	7	$530.6[1]
Philip Susser	4	$1,152.2	2	$165.7	7	$530.6[1]

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
●
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
●
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
●
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
●
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
●
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e.

investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[2]
Invesco[3]	One-, Three- and Five-year performance against Fund peer group or Market Index
Invesco Canada[3]
Invesco Management S.A.[3]
Invesco Hong Kong[3]
Invesco Asset Management[3]
Invesco Listed Real Assets Division[3]

Invesco Senior Secured[3,4]
Invesco Capital[3,5]	Not applicable

Invesco Japan	One-, Three- and Five-year performance

2 Rolling time periods are measured from October 1st to September 30th .
3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco High Income Trust II

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date: May 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date: May 7, 2026

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date: May 7, 2026